UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant                ☐

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☐      Preliminary Proxy Statement
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☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Under Rule 14a-12

FAR EAST ENERGY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FAR EAST ENERGY CORPORATION
363 N. Sam Houston Parkway East, Suite 380
Houston, Texas 77060

December 13, 2010
Houston, Texas

To the Stockholders of Far East Energy Corporation:

You are cordially invited to attend the annual meeting of stockholders of Far East Energy Corporation (the “Company”), which will be held on Wednesday, January 12, 2011 at 10:00 a.m. (local time) at the Crowne Plaza Greenspoint Hotel, 425 N. Sam Houston Parkway East, Houston, Texas  77060, and at any adjournment or postponement thereof.  On the following pages you will find the notice of annual meeting and the proxy statement with detailed information about the business to be conducted at the meeting. The proxy statement and proxy card are first being distributed to stockholders on or about December 13, 2010.

All holders of the Company’s shares of common stock, par value $0.001 per share, at the close of business on November 29, 2010 will be entitled to vote at the annual meeting of stockholders.  To assure that you are represented at the annual meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement.  Your vote is very important.  Please complete, date, sign and return the enclosed proxy card promptly.

Sincerely,

Michael R. McElwrath
President and Chief Executive Officer

FAR EAST ENERGY CORPORATION
363 N. Sam Houston Parkway East, Suite 380
Houston, Texas 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, January 12, 2011

The Annual Meeting of Stockholders of Far East Energy Corporation will be held at the Crowne Plaza Greenspoint Hotel, 425 N. Sam Houston Parkway East, Houston, Texas  77060 on Wednesday, January 12, 2011 at 10:00 a.m. local time to consider and vote on the following matters:

(1)	The election of seven directors for the ensuing year;

(2)	The reapproval of the Far East Energy Corporation 2005 Stock Incentive Plan, including the material terms of the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code;

(3)	The ratification of the appointment of JonesBaggett LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(4)	To transact such other business as may be properly brought before the meeting or any adjournment thereof. No other matters are expected to be voted on at the meeting.

The Board of Directors has fixed the close of business on November 29, 2010, as the record date for determining stockholders of record entitled to notice of, and to vote at, the meeting or any adjournment thereof.

The proxy statement and the Company’s 2010 Annual Report to Stockholders are also available on our hosted website at http://www.innisfreema.com/fareast/. For additional related information, please refer to the “Important Notice Regarding Availability of Materials for the Annual Meeting of Stockholders to be Held on Wednesday, January 12, 2011” in the enclosed proxy statement.

By Order of the Board of Directors,

Bruce N. Huff
Secretary

Houston, Texas
December 13, 2010

YOUR VOTE IS IMPORTANT!
PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY.

FAR EAST ENERGY CORPORATION

TABLE OF CONTENTS

Page
General Information	1
Corporate Governance	3
Proposal No. 1 — Election of Directors	7
Report of the Audit Committee	10
Independent Registered Public Accounting Firm Fee Information	10
Executive Compensation	12
Certain Relationships and Related Transactions, and Director Independence	18
Security Ownership	18
Proposal No. 2 — Reapproval of the Far East Energy Corporation 2005 Stock Incentive Plan, including the material terms of the performance goals therein for Purposes of Section 162(m) of the Internal Revenue Code	20
Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm	24
Other Business	24

i

FAR EAST ENERGY CORPORATION
363 N. Sam Houston Parkway East, Suite 380
Houston, Texas 77060

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Far East Energy Corporation (the “Company”) solicits stockholders’ proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on Wednesday, January 12, 2011 at 10:00 a.m. local time at the Crowne Plaza Greenspoint Hotel, 425 N. Sam Houston Parkway East, Houston, Texas  77060 and at any adjournments thereof (the “Meeting”).  This proxy statement, the accompanying proxy card and the Company’s 2010 Annual Report to Stockholders are being mailed beginning on or about December 13, 2010 to all stockholders entitled to receive notice of, and to vote at, the Meeting.

The principal executive offices of the Company are located at 363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060.  Any writing required to be sent to the Company should be mailed to this address.

Important Notice Regarding Availability of Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, January 12, 2010

This proxy statement and the Company’s 2010 Annual Report to Stockholders are also available electronically on our hosted website at http://www.innisfreema.com/fareast/.

To access and review the materials made available electronically:

(1)	Go to http://www.innisfreema.com/fareast/.

(2)	Select and click to review the items under 2010 Annual Meeting of Stockholders Materials.

(3)	Have your proxy card available. You will need the control number on the proxy card in order to vote online.

We encourage you to review all of the important information contained in the proxy materials before voting.

Stockholders Entitled to Vote

The Board of Directors has fixed November 29, 2010 as the record date for determining stockholders who are entitled to vote at the Meeting (the “Record Date”).  At the close of business on the Record Date, the Company had issued and outstanding 291,202,928 shares of common stock, par value $0.001 (the “Common Stock”).  Each share of Common Stock is entitled to one vote on each matter properly coming before the Meeting.

Voting of Proxies

Because many of our stockholders are unable to attend the Meeting, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all items of business scheduled to come before the Meeting. Each stockholder is urged to:

(1)	read carefully the material in this proxy statement;

(2)	specify his or her voting instructions on each item by marking the appropriate boxes on the accompanying proxy card; and

(3)	sign, date and return the proxy card in the enclosed, postage prepaid envelope.

The accompanying proxy card provides a space, with respect to the election of directors, for a stockholder to withhold voting for any or all nominees for the Board of Directors, but does not permit a stockholder to vote for any nominee not named on the proxy card. The card also allows a stockholder to abstain from voting on any other item if the stockholder chooses to do so.

When the accompanying proxy card is properly executed and returned with voting instructions with respect to any of the items to be voted upon, the shares represented by the proxy will be voted in accordance with the stockholder’s directions by the persons named on the proxy card as proxies of the stockholder.  If a proxy card is signed and returned, but no specific voting instructions are given, the shares represented by the proxy card will be voted: (1) “FOR” the election of the seven nominees for the Board of Directors named on the accompanying proxy card, (2) “FOR” the reapproval of the Far East Energy Corporation 2005 Stock Incentive Plan (the “2005 Plan”), including the material terms of the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code, (3) “FOR” the ratification of the appointment of JonesBaggett as the Company’s independent registered public accounting firm and (4) as the Board of Directors recommends, with respect to any other business that may be properly brought before the Meeting.

Unless otherwise indicated by the stockholder, returned proxy cards also confer upon the persons named on the card as proxies for the stockholder discretionary authority to vote all shares of stock represented by the proxy card on any item of business that is properly presented for action at the Meeting, even if not described in this proxy statement.  If any of the nominees for director named below should be unable or unwilling to accept nomination, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors.  The Board of Directors, however, does not expect that any matters other than as described herein will be voted on at the Meeting and does not have any reason to believe that any of the nominees for director will be unavailable for election.

Will Internet Voting Be Available?

You can vote your shares by Internet on the voting website, which is http://www.innisfreema.com/fareast/. Internet voting is available 24 hours a day, seven days a week until 11:59 p.m., Eastern Time, on January 11, 2011.  You will have the opportunity to confirm that your instructions have been properly recorded.  Have your proxy card available when you access the Internet website.  If you received a proxy card in the mail but choose to vote by the Internet, you do not need to return your proxy card.

Revocation of Proxies

If a stockholder executes a proxy, he or she may revoke it at any time before it is voted by submitting a new proxy card bearing a later date to the Secretary of the Company or by communicating his or her revocation in writing to the Secretary of the Company.  A stockholder may also revoke his or her proxy by attending the Meeting and voting his or her shares in person.  New proxies or revocations should be submitted to the Secretary of the Company at 363 N. Sam Houston Parkway East, Suite 380, Houston, Texas, 77060.  A stockholder may not vote in person at the Meeting regarding matters for which the stockholder has executed a proxy and has not revoked it.

Quorum and Votes Required to Approve the Proposals

A “quorum” is necessary to hold the Meeting.  The presence in person or by executed proxy of the holders of at least a majority of the aggregate voting power represented by the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum for transacting business at the Meeting.  If a quorum is not represented in person or by proxy at the Meeting, the stockholders representing a majority of the voting power of the Common Stock entitled to vote at the Meeting who are present in person or by proxy or the chairman of the Meeting, including any adjourned meeting, whether or not a quorum is present, may adjourn the Meeting from time to time until a quorum is represented.  At any adjourned meeting at which a quorum is represented, any business may be transacted which might have been transacted as originally called.

Any shares that are withheld or abstain from voting will be counted for the purpose of obtaining a quorum.  Withhold votes and abstentions will have no effect on the election of Directors but will have the same effect as a vote against other proposals.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  A broker non-vote will be deemed “present” at the annual meeting and will be counted for purposes of determining whether a quorum exists.  Under the rules that govern brokers who are voting with respect to shares held by them in street name, if the broker has not been furnished with voting instructions by its client at least ten days before the meeting, those brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the appointment of auditors, submitted to the stockholders in Proposal 3.  Non-routine matters include the election of directors and the reapproval of the 2005 Plan for purposes of Section 162(m) of the Internal Revenue Code, submitted to stockholders in Proposal 1 and Proposal 2, respectively.  As a result, with regard to Proposal 1 and Proposal 2, brokers have no discretion to vote shares where no voting instructions are received, and no vote will be cast if you do not vote on those proposals.  Consequently, broker non-votes will have no effect on the election of directors or the reapproval of the 2005 Plan for purposes of Section 162(m) of the Internal Revenue Code.  We therefore urge you to vote on ALL voting items.

Directors will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election.  The proposal to reapprove the 2005 Plan for purposes of Section 162(m) of the Internal Revenue Code and the proposal to approve the ratification of the appointment of JonesBaggett as the Company’s independent registered public accounting firm will each be approved by the stockholders if the number of votes cast in favor of each such proposal exceeds the number of votes cast in opposition to the proposal.

Any stockholder of record entitled to vote at the Meeting may attend the Meeting and vote in person.  However, a stockholder may not vote at the Meeting on those matters for which the stockholder has executed a proxy and has not revoked it.  Furthermore, if a stockholder’s shares are held of record by a broker, bank or other nominee, that person is considered the beneficial owner of shares held in street name.  Since a beneficial owner is not the stockholder of record, that person may not vote these shares in person at the Meeting unless he or she obtains a “legal proxy” from the broker, bank or other nominee that holds his or her shares, giving that person the right to vote the shares at the Meeting.  Brokers, banks or nominees have enclosed or provided voting instructions for beneficial owner’s to use in directing the broker, bank or nominee how to vote his or her shares with this proxy statement.  If a stockholder does not intend to vote his or her shares by proxy, he or she may attend the Meeting and vote in person by following the procedures described below.

Attending the Meeting

A person is entitled to attend the Meeting only if that person was a stockholder as of the close of business on November 29, 2010 or that person holds a valid proxy for the Meeting.  Any person attending the Meeting should be prepared to present photo identification for admittance.  In addition, the names of stockholders of record will be verified against the list of stockholders of record on the Record Date prior to being admitted to the Meeting.  Anyone who is not a stockholder of record but a beneficial holder who holds shares through a broker or nominee (i.e., in street name) should provide proof of beneficial ownership on the Record Date, such as his or her most recent account statement prior to November 29, 2010, a copy of the voting instruction card provided by his or her broker or nominee, or other similar evidence of ownership together with a letter from the broker or nominee appointing such stockholder as their proxy.  Anyone who does not provide photo identification or comply with the other procedures outlined above upon request will not be admitted to the Meeting.

Stockholder Proposals for 2011 Annual Meeting

We currently expect that the Company’s 2011 Annual Meeting of Stockholders will be held on or before December 14, 2011.  In accordance with our Amended and Restated Bylaws, a stockholder must give the Secretary of the Company written notice, at our principal executive offices, of his, her or its intent to present a proposal at the Company’s 2011 Annual Meeting of Stockholders by the close of business on October 14, 2011, but not before September 14, 2011.  However, in the event that the 2011 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from January 12, 2012, the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day the notice of such annual meeting was first given.  Additionally, in order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by us for inclusion in the Company’s proxy materials for the 2011 Annual Meeting of Stockholders, they must be received by the Secretary of the Company at our principal executive offices no later than the close of business on August 15, 2011 unless the date of the meeting is changed by more than 30 days, in which case we will report the date of the deadline for submitting a shareholder proposal pursuant to Rule 14a-8 in a Form 10-Q or other filing with the SEC.

Cost of Proxy Solicitation

The cost of preparing, printing and mailing this proxy statement and of the solicitation of proxies will be borne by us.  Solicitation will be made by mail and, in addition, may be made by our directors, officers and employees  personally or by written communication, telephone, facsimile or other means.  We will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse these parties for their reasonable and customary charges or expenses in connection with forwarding the materials.  We have retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee of approximately $8,000.00 plus reasonable costs and expenses.

CORPORATE GOVERNANCE

Role of the Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and for our overall performance.  However, it is not involved in day-to-day operating details.  Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers and by reviewing analyses and reports sent to them, as well as by participating in Board of Directors and committee meetings.

Independence of Members of Board of Directors

The Board of Directors has determined that each of the current directors standing for election, except for Michael R. McElwrath, has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and is independent within the meaning of the applicable rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of NYSE Amex.

Committees of the Board of Directors

To assist in carrying out its duties, the Board of Directors established three standing committees.  The three committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and assists our Board of Directors and management in ensuring that we consistently act with integrity and accuracy in financial reporting.  The Audit Committee’s responsibilities include:

•	selecting and reviewing our independent registered public accounting firm and their services;

•	reviewing and discussing with appropriate members of our management, the audited financial statements, related accounting and auditing principles, practices and disclosures;

•	reviewing and discussing our quarterly financial statements prior to the filing of those quarterly financial statements;

•
establishing procedures for the receipt of, and response to, any complaints received regarding accounting, internal accounting controls, or auditing matters, including anonymous submissions by employees;

•	reviewing the accounting principles and auditing practices and procedures to be used for our financial statements and reviewing the results of those audits; and

•	monitoring the adequacy of our operating and internal controls as reported by management and the independent registered public accounting firm.

William A. Anderson is the chairman of the Audit Committee and the other members of the Audit Committee are John Mihm, Lucian L. Morrison and Thomas E. Williams.  The Board has determined that each member of the Audit Committee is independent within the meaning of the NYSE Amex Company Guide and satisfies the NYSE Amex listing standards financial sophistication requirements.  The Board has determined that both William A. Anderson and Lucian L. Morrison are “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K.  The Board of Directors has adopted a written charter for the Audit Committee, and a current copy of the charter is available on our website at www.fareastenergy.com under the “Investor Relations” caption.

Compensation Committee

The Compensation Committee’s responsibilities include:

•
establishing and reviewing the overall corporate policies, goals and objectives for the compensation of our Chief Executive Officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return, compensation at comparable companies, past years compensation to executives, tax and accounting treatment and other relevant factors;

•
evaluating the performance of our Chief Executive Officer and other executive officers in light of the corporate goals and objectives and, based on that evaluation, determining the compensation of the Chief Executive Officer and other executives officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, and determine the appropriate allocation among individual elements in light of the corporate goals and the performance evaluation; and

•	making recommendations to our Board of Directors regarding the salaries, benefits and other compensation of our non-employee directors, committee chairpersons, and committee members.

Lucian Morrison is the chairman of the Compensation Committee, and the other members are Donald A. Juckett and William A. Anderson.  The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the listing standards of NYSE Amex.  The Board of Directors has adopted a written charter for the Compensation Committee, and a copy of the charter is available on our website at www.fareastenergy.com under the “Investor Relations” caption.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors by (1) identifying individuals qualified to serve on our Board of Directors and recommending to the Board of Directors the nominees for election by stockholders at each annual meeting, (2) if and when requested by the Board of Directors, recommending to the Board of Directors, director nominees for each committee of the Board of Directors, (3) developing, recommending to the Board of Directors, and assessing our corporate governance policies, and (4) overseeing an annual review of the Board of Directors’ performance.  The Nominating and Corporate Governance Committee’s responsibilities include:

•	assessing, developing and communicating with the Board of Directors concerning the appropriate criteria for nominating and appointing directors;

•	seeking individuals qualified to become members of the Board of Directors for recommendation to the Board of Directors;

•
if and when requested by the Board of Directors, identifying and recommending to the Board of Directors the appointees to be selected by the Board of Directors for service on the committees of the Board of Directors and for service on our technical advisory board, if any;

•	having authority to retain and terminate any search firm used to identify director candidates and having authority to approve the search firm’s fees and other retention terms;

•	developing, assessing and recommending corporate governance policies, including our Code of Business Conduct, to the Board of Directors;

•
reviewing, on behalf of the Board of Directors, the charter of each committee of the Board of Directors and making recommendations to the relevant committees with respect to these charters and to the Board of Directors in connection with the Board of Directors’ action relating to these charters; and

•	overseeing an annual review of the performance of the Board of Directors.

Thomas E. Williams is the chairman of the Nominating and Corporate Governance Committee, and the other members are C.P. Chiang and John C. Mihm.  The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the listing standards of NYSE Amex.  The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, and a current copy of the charter is available on our website at www.fareastenergy.com under the “Investor Relations” caption.

Consideration of Director Nominees

Director Qualifications

The Nominating and Corporate Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors.  In identifying candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee takes into account:

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Whether the director/potential director assists in achieving a mix of members of the Board of Directors that represents a diversity of background and experience (including with respect to age, gender, industry knowledge and experience, including experience in China, and financial expertise) that, at the then applicable stage in the life of the Company, will result in the Board of Directors having the necessary tools to perform its oversight function effectively.

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Personal individual characteristics, including strength of character, inquiring mind, mature judgment, independence of thought, ability to work collegially and effectively with others, high moral standards, loyalty to the Company and its business plan, concern for our success and welfare, personal integrity and high performance standards.

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Other individual characteristics, including, ability to read and understand basic financial statements, business experience with high levels of responsibility, high accomplishments as a leader in his or her field or in the companies he or she has been associated with, superior credentials and recognition, commitment to enhancing stockholder value, experience at the strategy/policy setting level, experience dealing with complex problems or crisis response, the time available to contribute special competencies to the Board of Directors’ activities, service on the boards of public and private companies, oil and gas industry experience or the time available to enhance knowledge of the oil and gas industry, and freedom from conflicts of interest.

Candidates who do not meet all of these requirements may still be considered, as the Nominating and Corporate Governance Committee will seek candidates who present the best combination of these characteristics.

Identifying and Evaluating Nominees for Directors

When identifying and evaluating incumbent directors whose terms are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.  The Nominating and Corporate Governance Committee then evaluates that information in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of the stockholders.

When identifying new director candidates, the Nominating and Corporate Governance Committee may use the Board of Directors’ network of contacts or a professional search firm to compile a list of candidates.  To date, the Nominating and Corporate Governance Committee has not used a professional search firm to compile a list of candidates.  The Nominating and Corporate Governance Committee next submits and requires the candidate to complete a questionnaire and determines whether the nominee is independent as such term is defined under the rules of the NYSE Amex, which determination is based upon applicable securities laws, the rules and regulations of the SEC and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee may also organize interviews and meetings to evaluate the candidate and collegiality of the relationship with the other directors.  Finally, the Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications, chooses a candidate by majority vote and then proposes the candidate to the entire Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  If a stockholder has a suggestion for candidates for election to the Board of Directors at the 2011 Annual Meeting of Stockholders, in accordance with our Amended and Restated Bylaws the recommendation must be submitted in writing to the Secretary of the Company at 363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060, not earlier than the close of business on September 14, 2011 nor later than the close of business on October 14, 2011.  However, in the event that the 2011 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from January 12, 2012, the recommendation must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the latter of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day the notice of such annual meeting was first given.  Submissions must include each of the following:

•	The name and record address of the stockholder who intends to make such nomination;

•	The class and number of shares which are beneficially owned by the stockholder;

•
The name in which such shares are registered on the stock transfer books of the Company and if such stockholder is not the holder of record at the time of the submission, a representation that such stockholder has a valid proxy granted by the record holder at the time of such submission which is in full force and effect and which authorizes the stockholder to make and vote on such submission together with an attached complete copy of such proxy;

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A representation whether the stockholder or the beneficial owner, if any, intends to become or is currently part of a “group” (as such term is used in Section 13(d)(3) of the Exchange Act) which intends to (1) deliver a proxy statement and form of proxy to holders of at least the percentage of outstanding Common Stock required to elect a nominee to the Board of Directors and/or (2) otherwise solicit proxies from stockholders in support of such nomination;

•	The name, age, business and residential address of each individual to be nominated;

•	The principal occupation or employment and business experience during the past five years of each individual to be nominated;

•	The class and number of shares which are beneficially owned by each individual to be nominated;

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All other information relating to each individual to be nominated that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act;

•	The signed consent of any such nominee to serve as a director, if so elected;

•	A representation that the stockholder is entitled to vote at the meeting and intends to appear at the meeting in person or by proxy to nominate each individual; and

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A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder.

We may require the stockholder making such nomination or the proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director of the Company.

Meetings

During the fiscal year ended December 31, 2009, there were eight meetings of the Board of Directors, four meetings of the Audit Committee, five meetings of the Compensation Committee and one meeting of the Nominating and Corporate Governance Committee.  During 2009, each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Board of Directors’ committees on which the director served.  While we do not have a formal policy regarding director attendance at annual meetings of stockholders, we encourage each director to attend each annual meeting of stockholders.  In practice, we intend to schedule regular Board of Directors meetings on the same day as the annual meeting of stockholders, which we believe will facilitate director attendance at the annual stockholders’ meeting.  In 2009, all directors serving at the time of the meeting attended the annual meeting.

Board Leadership Structure and Risk Oversight

The position of our Chairman of the Board and the office of the President and Chief Executive Officer are held by different persons.  Our Chairman of the Board is Donald A. Juckett, and our President and Chief Executive Officer is Michael R. McElwrath.

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board.  We believe the division of duties is especially appropriate as legal and regulatory requirements applicable to the Board and its committees continue to expand, and it facilitates the appropriate levels of communication between the Board of Directors and executive management for Board oversight of the Company and its management.

Because our Chairman of the Board is an independent director, he presides at the meetings of independent directors or, in his absence, the other independent directors prescribe a procedure by which a presiding director is selected for these meetings.  The Board generally holds meetings of independent directors four times per year.  All of our non-management directors are independent directors.

The Company’s management is responsible for the ongoing assessment and management of the risks the Company faces, including risks relating to capital structure, strategy, liquidity and credit, financial reporting and public disclosure, operations and governance.  The Board oversees management’s policies and procedures in addressing these and other risks.  Additionally, each of the Board’s three committees (the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee) monitor and report to the Board those risks that fall within the scope of such committees’ respective areas of oversight responsibility.  For example, the full Board directly oversees strategic risks.  The Nominating and Corporate Governance Committee directly oversees risk management relating to director nominations and independence.  The Compensation Committee directly oversees risk management relating to employee compensation, including any risks of compensation programs encouraging excessive risk-taking.  Finally, the Audit Committee directly oversees risk management relating to financial reporting, public disclosure and legal and regulatory compliance.  The Audit Committee is also responsible for assessing the steps management has taken to monitor and control these risks and exposures and discussing guidelines and policies with respect to the Company’s risk assessment and risk management.

Communications with the Company

Stockholders may communicate directly with the Board of Directors, any committee of the Board of Directors, all independent directors, or any one director serving on the Board of Directors by sending written correspondence to the desired person or entity in care of the Company’s Secretary at 363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060.  Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.

Code of Business Conduct

We have adopted a code of ethics entitled “Code of Business Conduct,” which applies to all employees, including our chief executive officer, chief financial officer and principal accounting officer.  The full text of our Code of Business Conduct is published on our website, at www.fareastenergy.com, under the “Investor Relations” caption and is also available in print to any stockholder who requests a copy.  We intend to disclose future amendments to, or waivers from, certain provisions of this code on our website within four business days following the date of such amendment or waiver.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Board of Directors

Our Amended and Restated Bylaws provide that Board of Directors may consist of up to nine directors.  At the Meeting, seven directors are to be elected, each to hold office for one year or until his successor is duly elected and qualified.  Unless otherwise specified on the proxy card, the shares represented by the enclosed proxy will be voted for the election of the seven nominees named below.  The Board of Directors has no reason to believe that any nominee will be unable to serve if elected and each nominee has consented to serve if elected.  In the event any nominee shall become unavailable for election, it is intended that such shares will be voted for the election of a substitute nominee selected by the Board of Directors.  However, in no event will proxies be voted for a greater number of persons than seven, which is the number of nominees for the Board of Directors.  Pursuant to the Company’s employment agreement with Michael R. McElwrath, during the term of Mr. McElwrath’s employment, the Company agreed to nominate Mr. McElwrath for election to the Board of Directors at each annual meeting of the stockholders called for the purpose of electing directors.  The Nominating and Corporate Governance Committee and the Board of Directors have recommended each of the below nominees for directors.

Nominees for Director

Name	Age	Position
Donald A. Juckett	66	Chairman of the Board
Michael R. McElwrath	58	President, Chief Executive Officer and Director
William A. Anderson	71	Director
C. P. Chiang	67	Director
John C. Mihm	68	Director
Lucian L. Morrison	73	Director
Thomas E. Williams	58	Director

Donald A. Juckett has served as a director since May 2004 and as Chairman of the Board since August 5, 2009.  Dr. Juckett serves on the Compensation Committee of the Board. Dr. Juckett has more than fifteen years of experience in bilateral activities with Chinese state companies and Chinese government officials.  He has broad bilateral experience involving technology and energy policy agreements, representing the U.S. Department of Energy with many countries.  In November 2005, after retiring from the U.S. Department of Energy, Dr. Juckett established the Washington, D.C. Office of Geoscience and Energy for the American Association of Petroleum Geologists, the largest geosciences professional association in the world.  He continues serving as Founding Director for the AAPG, Washington office.  Prior to that, Dr. Juckett was self-employed as an industry consultant.  He served at the U.S. Department of Energy from 1988 until his retirement in 2003.  At his retirement, Dr. Juckett was Director of the Office of Natural Gas Import and Export Activities in the Office of Fossil Energy.  During his tenure with the Department, he served as a member of the Senior Executive Service and held positions as the Director of Natural Gas and Petroleum Technology, Director of the Office of Geoscience Research and Acting Deputy Assistant Secretary for Natural Gas and Petroleum Technology.  Dr. Juckett managed a portfolio of international projects, including technology bilateral agreements with China, Russia, Venezuela, Ukraine, Bangladesh, Canada and Mexico.  Beginning in 1998, Dr. Juckett played a leading role in establishing and managing the U.S./China Oil Gas Industry Forum.  In his technology management positions at the Department, he was responsible for research, development and technology transfer for both conventional and non-conventional oil and gas resources (including coalbed methane).  From 1974 to 1988, Dr. Juckett worked for Phillips Petroleum Company, now known as ConocoPhillips, Inc. in management positions, including responsibility for exploration technologies support of five worldwide divisions.  Those technology responsibilities ranged from geochemistry to satellite imagery.  Dr. Juckett earned a B.S. degree in chemistry from the State University of New York-Oswego and a Ph.D. in chemistry from the State University of New York-Albany.

The Board selected Dr. Juckett to serve as a director because of his extensive senior management experience in the international oil and gas industry and his experience in the U.S. Department of Energy involving international projects and agreements, as well as his fifteen years of experience in bilateral activities with Chinese state companies and Chinese government officials.  He brings extensive energy industry, international operations and management experience to the Board.

Michael R. McElwrath has served as the Company’s President and Chief Executive Officer since October 2003. He became a director in October 2003 and served as Chairman of the Board from October 2003 until January 2005. Mr. McElwrath also served as Secretary and Treasurer from October 2003 until March 2005. Mr. McElwrath has worked in or with the energy industry for over 30 years.  He was employed as Vice President of Hudson Highland (formerly known as TMP Worldwide), an executive search firm, from 1999 until joining the Company in October 2003. He also served as Acting Assistant Secretary of Energy in the George H.W. Bush (41st President of the United States) Administration, Director of the National Institute for Petroleum and Energy Research, Director of British Petroleum’s outsourced exploration and production lab for the Americas and Deputy Assistant Secretary for Policy for the U.S. Department of Interior in the Reagan Administration. Prior to joining the Reagan Administration, Mr. McElwrath practiced oil and gas and corporate law for approximately ten years. Mr. McElwrath holds a J.D. from the University of Texas School of Law, as well as a B.A. from the Plan II Honors Program at the University of Texas. He is also a member of the Society of Petroleum Engineers, the Independent Petroleum Association of America, and the Texas Independent Producers and Royalty Owners Association.

The Board selected Mr. McElwrath to serve as a director because his position as Chief Executive Officer provides strategic leadership for the Board.  His extensive experience in the oil and gas industry as well as in public service gives the Board the benefit of his management and operational insight.  With Mr. McElwrath’s extensive executive experience, he brings strong financial and operational expertise to the Board.

William A. Anderson has served as a member of the Company’s Board since October 2007. Mr. Anderson is the chairman of the Audit Committee of the Board and has been designated as an “audit committee financial expert.” He also serves on the Compensation Committee of the Board. Mr. Anderson has served as a consultant for Eastman Dillon Oil and Gas Association since 2006. From 1989 through 2005, he was a founder and partner of Weller, Anderson & Co. Ltd., a full-service stock brokerage firm. Prior to founding Weller in 1989, Mr. Anderson held several senior executive positions, including President of HARC Technologies, President of Rainbow Pipeline Company, President of Farmers Oil Company, Chief Financial Officer of ENSTAR Corporation, and General Partner and Senior Vice President of Blyth, Eastman, Dillon & Co. Mr. Anderson has extensive corporate board experience, having served as a director, committee chairman and/or committee member for a number of organizations, including Rancher Energy Corp., Tom Brown, Inc., Equisales Associates, Inc., Dyson Corporation, NationsBank Houston, Northern Trust Bank of Texas, American Income Life Insurance Company, Wing Corporation and Seven J-Stock Farm, Inc. He holds an MBA from the Harvard Business School and a B.S. in Business Administration from the University of Arkansas.

The Board selected Mr. Anderson to serve as a director because of his extensive experience as a member of several corporate boards and as an executive.  Mr. Anderson qualifies as an audit committee financial expert and brings strong financial expertise and experience to the Board.

C.P. Chiang has served on the Board since December 2006. He also serves on the Nominating and Corporate Governance Committee of the Board. From 2001 until his retirement in 2006, Mr. Chiang served as the China Project Manager/Country Manager of Burlington Resources, an energy company engaged in exploration, production, refining and marketing oil and gas, where he was responsible for managing the operations and activities of Burlington Resources in China and worked closely and negotiated with various Chinese governmental organizations. Throughout his 40 year career in the oil and gas industry, Mr. Chiang has held various engineering and management positions with oil and gas companies including British Gas E&P, Inc., Tenneco Oil Production and Exploration and Exxon Oil Company, now known as Exxon Mobil Corporation. Mr. Chiang earned a B.S. degree in mining engineering from National Cheng Kung University and a M.S. degree in petroleum engineering from New Mexico Institute of Mining and Technology.

The Board selected Mr. Chiang to serve as a director because of his extensive experience in the oil and gas industry, specifically in China, a key region to the Company’s operations.  Mr. Chiang has held various management and engineering positions with multiple oil and gas companies.  Mr. Chiang will bring extensive operational and executive experience and expertise to the Board.

John C. Mihm has served as a director since May 2004. He served as Chairman of the Board from January 2005 through June 2007. Mr. Mihm currently serves on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. He serves on the board of eProjectManagement and HNNG, a company involved in removing nitrogen from natural gas, and also serves as HNNG’s Chief Operating Officer. Mr. Mihm is the owner and President of JCM Consulting, PLLC, which provides services in the engineering, construction, and project management field. From 1964 until his retirement in 2003, Mr. Mihm worked for Phillips Petroleum Company, now known as ConocoPhillips, Inc., in various management positions, finally serving as Senior Vice President of Technology and Project Development. Mr. Mihm’s career includes over 20 years of work experience in China on offshore development and onshore coalbed methane exploration, working closely with China National Petroleum Corporation, China National Offshore Oil Corporation and SINOPEC on several joint ventures and employee development programs. He is a past board member of The Society of Petroleum Engineers and the ASME Foundation. Mr. Mihm is a registered professional engineer in Texas and Oklahoma. Mr. Mihm earned a B.S. degree in chemical engineering from Texas Tech University and serves on or has served on advisory boards at Texas Tech University, Oklahoma State University, University of Tulsa, University of Texas, Colorado School of Mines, Georgia Tech and University of Trondheim.

The Board selected Mr. Mihm to serve as a director because it believes that he has extensive experience in the oil and gas industry, specifically in offshore development in China and onshore coalbed methane exploration in the United States.  He also has worked closely with a number of key oil and gas companies in China.  Mr. Mihm brings extensive financial, engineering, operational and management experience to the Board.

Lucian L. Morrison was appointed to the Board in January 2008.   Mr. Morrison is the chairman of the Compensation Committee of the Board. He also serves as a member of the Audit Committee of the Board and has been designated as an “audit committee financial expert.”  Mr. Morrison currently serves as a director, audit committee member, compensation committee member and investment committee member of Erie Indemnity Company.  Additionally, Mr. Morrison served as a director of Encore Trust Company from 2005 to 2007 and of Encompass Services, Inc. from 1997 to 2003.  He founded Heritage Trust Company in 1979 and served as its CEO until 1990 when he sold it to Northern Trust Bank of Texas.  He served as director and chairman of the Trust Committee of Northern Trust Bank of Texas from 1990 until 1992.  He co-founded Sentinel Trust Company in 1997 and continues to serve as a consultant to the company and its other founders, and a director and a member of the company’s investment committee.  From 1998 to 2002, he was chairman of Wing Corporation, a private exploration and production company.  Mr. Morrison serves as an independent trustee and consultant in trust, estate, probate and qualified plan matters and also manages oil and gas properties in Texas. He is also a development board member of the University of Texas Houston Health Science Center.  He holds a J.D. from the University of Texas School of Law, a graduate degree from the Southern Methodist University Southwestern Graduate School of Banking, Trust Division and a B.B.A. in Accounting from the University of Texas School of Business Administration.

The Board selected Mr. Morrison to serve as a director because of his experience in the financial industry, as well as his experience managing oil and gas properties.  Mr. Morrison qualifies as an audit committee financial expert and brings extensive financial expertise and experience to the Board, and also qualifies as an audit committee financial expert.

Thomas E. Williams has served as a director since February 2004. Mr. Williams is the chairman of the Nominating and Corporate Governance Committee of the Board and serves on the Audit Committee of the Board. Mr. Williams served as Chairman of the Board from June 2007 through August 2009.  He currently serves as Managing Director and President of Nautilus International LLC, an offshore drilling technology solutions provider, and is a consultant and advisor to Environmentally Friendly Drilling Project, a project Mr. Williams initiated in 2002.  From 2000 until 2007, Mr. Williams served as Vice President, Research and Business Development of Noble Technology Services, a wholly-owned subsidiary of Noble Corporation, a provider of diversified drilling and other services to the oil and gas industry. Mr. Williams also served as President of Maurer Technology Inc., a leading drilling R&D and engineering technology company and a wholly-owned subsidiary of Noble Corporation. He held senior executive positions at the U.S. Departments of Energy and Interior during the George H.W. Bush Administration from 1989 to 1993. From 1993 to 2000, he was Business Development Director at Westport Technology Center in Houston, an upstream oil and gas research company. He was a co-founder and served on the Board of Cementing Solutions, Inc., an oil and gas cementing services and technology company based in Houston, Texas. He has been in the oil and gas industry for over 30 years, having owned and operated an oil and gas exploration, production and consulting company prior to joining the Department of Energy. Mr. Williams has authored more than 100 energy publications, presentations and articles and serves on a number of oil and gas organizations, associations and boards including the Research Partnership to Secure Energy for America (RPSEA), Independent Petroleum Association of America, the Society of Petroleum Engineers, American Association of Drilling Engineers, DeepStar Consortium Contributors Advisory Board, Nautilus International, Petris Technologies and the Environmentally Friendly Drilling Consortium.  He has a B.S. degree in business from Campbellsville College.

The Board selected Mr. Williams to serve as a director because it believes that he has extensive experience in the oil and gas industry in both the public and private sector.  Mr. Williams brings extensive management and operational experience to the Board.

The Board of Directors unanimously recommends a vote FOR the nominees set forth above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s accounting and financial reporting processes and the integrity of the Company’s financial statements on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the annual report on Form 10-K for the fiscal year ended December 31, 2009 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, or any successor rule.  In addition, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Audit Committee
William A. Anderson, Chairman
John C. Mihm
Lucian L. Morrison
Thomas E. Williams

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Audit Fees

The aggregate fees billed by JonesBaggett LLP (formerly Payne Smith & Jones, P.C.) for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2009 and 2008 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years were $205,532 and $154,466, respectively.

Audit-Related Fees

JonesBaggett LLP did not render any audit-related professional services for the years ended December 31, 2009 and 2008.

Tax Fees

JonesBaggett LLP did not perform any tax compliance, tax advice and/or tax planning services during 2009. The aggregate fees billed by JonesBaggett LLP for professional services rendered for tax compliance, tax advice and/or tax planning for the year ended December 31, 2008 were $6,000.  The fees were for the preparation of the 2007 corporate tax returns.

All Other Fees

JonesBaggett LLP did not bill any other fees for professional products or services rendered to us, other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the years ended December 31, 2009 and 2008.

The Audit Committee pre-approved all of the audit and non-audit fees described above for the years ended December 31, 2009 and 2008.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, the Audit Committee has established policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by our independent registered public accounting firm.  Under these procedures, prior to the engagement of the independent registered public accounting firm for pre-approved services, requests or applications for the independent registered public accounting firm to provide services must be submitted to our chief financial officer or his designee and the Audit Committee and must include a detailed description of the services to be rendered.  The chief financial officer or his designee and the independent registered public accounting firm must ensure that the independent registered public accounting firm is not engaged to perform the proposed services unless those services are within the list of services that have received the Audit Committee’s pre-approval and must cause the Audit Committee to be informed in a timely manner of all services rendered by the independent registered public accounting firm and the related fees.

Requests or applications for the independent registered public accounting firm to provide services that require case-by-case approval will be submitted to the Audit Committee (or any Audit Committee members who have been delegated pre-approval authority) by the chief financial officer or his designee.  Each request or application must include:

•	a recommendation by the chief financial officer (or designee) as to whether the Audit Committee should approve the request or application; and

•
a joint statement of the chief financial officer (or designee) and the independent registered public accounting firm as to whether, in their view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s requirements for independence.

The Audit Committee will not permit the independent registered public accounting firm to provide services in connection with a transaction initially recommended by them, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Code and related regulations.  The Audit Committee also will not permit the independent registered public accounting firm to provide any services to the extent that the SEC has prohibited the provision of those services by the independent registered public accounting firm, which generally include:

•	bookkeeping or other services related to accounting records or financial statements;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions;

•	human resources;

•	broker-dealer, investment adviser or investment banking services;

•	legal services; and

•	expert services unrelated to the audit.

The Audit Committee delegated authority to the chairman of the Audit Committee, to:

•	pre-approve any services proposed to be provided by the independent registered public accounting firm and not already pre-approved or prohibited by the Audit Committee’s Pre-Approval Policy;

•
increase any authorized fee limit for pre-approved services (but not by more than 20% of the initial amount that was pre-approved) before the Company or its subsidiaries engage the independent registered public accounting firm to perform services for any amount in excess of the fee limit; and

•	investigate further the scope, necessity or advisability of any services as to which pre-approval is sought.

The chairman is required to report any pre-approval or fee increase decisions to the Audit Committee at the next Audit Committee meeting.  The Audit Committee does not delegate to management any of the Audit Committee’s authority or responsibilities concerning the independent registered public accounting firm’s services.

EXECUTIVE COMPENSATION

As a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, we have elected to follow scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K.  Under the scaled disclosure requirements, the Company is not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

Executive Officers

During 2009, our executive officers included:

Name	Age	Position
Michael R. McElwrath	58	President, Chief Executive Officer and Director
Bruce N. Huff	60	Chief Financial Officer and Principal Accounting Officer (from April 19, 2010)
K. Andrew Lai	46	Chief Financial Officer and Principal Accounting Officer (until April 19, 2010)
Phil A. Christian	52	Chief Operating Officer, President and Country Manager of Far East Energy (Bermuda), Ltd. (until October 15, 2009)

Michael R. McElwrath.  See “Proposal No. 1 – Election of Directors” for biographical information about Mr. McElwrath.

Bruce N. Huff was appointed as the Company’s Chief Financial Officer on April 19, 2010.  Previously, Mr. Huff served as the Company’s Chief Financial Officer from May 2004 until his resignation in September 2007.  Prior to joining the Company in 2004, Mr. Huff spent 13 years at Harken Energy Corporation, an oil and gas exploration, development and production company, beginning as Senior Vice President and Chief Financial Officer and eventually becoming the President and Chief Operating Officer in 1998. From October 2007 through October 2008, Mr. Huff served as Chief Financial Officer of Opal Energy Corp, an oil and gas exploration company focusing on natural gas exploration in the Gulf Coast of Texas.  He then served as an independent consultant for various oil and gas companies from October 2008 until rejoining the Company in April 2009 as the Company’s Vice President – Capital Development, assisting the Company in raising funds for its drilling and exploration programs.  He is a graduate of Abilene Christian University and a Certified Public Accountant.

K. Andrew Lai served as our Chief Financial Officer and Principal Accounting Officer from October 2008 until April 19, 2010.  Mr. Lai joined Far East Energy in January 2007 and served as Corporate Controller, Treasurer and Secretary of the Company. Prior to joining the Company, Mr. Lai held financial management positions with EOG Resources, Inc. from 1999 through January 2007. He also served with UMC Petroleum (now part of Devon Energy) from 1987 to 1995 and practiced public accounting from 1995 through 1999. Mr. Lai was raised in Hong Kong and is fluent in Cantonese and Mandarin. He holds BBA, MBA and J.D. degrees from the University of Houston. Mr. Lai is a Certified Public Accountant.

Phil A. Christian served as the Chief Operating Officer, President and Country Manager of Far East Energy (Bermuda), Ltd., our wholly-owned subsidiary, from March 2008 until October 15, 2009.  Mr. Christian has served in multiple operations management roles at British Petroleum Company p.l.c. (“BP”) since 2003, including as Wells Manager for BP’s Russian offshore operations and, as Director of Internal Audit, Director of Major Projects, and Technology Performance Team Leader in BP’s Russian joint venture.  Between 1999 and 2003 he served as Project Manager and Team Leader in BP’s Exploration and Production Technology Group and as Wells Manager in Colombia.  Prior to 1999, Mr. Christian served as a Drilling and Operations Manager for Amoco Production Company, in Latin America and China.  Mr. Christian has over 24 years of experience in the oil and gas industry. Mr. Christian earned a B.S. in Chemical Engineering from the University of Texas.

COMPENSATION TABLES AND ADDITIONAL INFORMATION

The following table sets forth a summary of compensation paid to our Chief Executive Officer, two other most highly paid persons serving as executive officers during fiscal year 2009 and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of 2009 (our “Named Executive Officers”) for the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007.

2009 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Stock Awards (1)	Option Awards (1)	All Other Compensation		Total
Michael R. McElwrath	2009	$330,750	$40,000	(2)	$123,750	$48,819	$4,575	(3)	$547,894
President and Chief	2008	330,750	40,000		92,475	251,640	10,500		725,365
Executive Officer
K. Andrew Lai (4)	2009	195,000	—		13,750	20,270	2,844	(3)	231,864
Chief Financial Officer	2008	161,250	—		44,325	105,180	4,125		314,880
Bruce N. Huff (5)	2009	106,250	10,000		13,750	20,270	4,650	(3)	154,920
Chief Financial Officer
Phil A. Christian (6)	2009	182,083	36,417	(2)	82,500	20,270	387,560	(7)	708,830
President, COO	2008	184,556	36,911		73,800	208,500	276,903		780,670
Far East Energy (Bermuda), Ltd.

(1)
The amounts in this column reflect the value of stock or option awards, as applicable, granted to each Named Executive Officer in 2009 as determined in accordance with FASB ASC Topic 718.  See Note 11 to the consolidated financial statements included in Part II of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2010 for assumptions used in valuing these awards and the methodology for recognizing the related expense.  All options awards are for the purchase of our common stock.  Stock awards are grants of restricted stock with time-based vesting conditions.

(2)	The bonuses of $40,000 and $36,417 for Messrs. McElwrath and Christian, respectively, are for service in 2009 and were required under the terms of their employment agreements.
(3)	Represents the cost of matching funds to the Named Executive Officer’s account in the Company’s defined contribution savings plan.
(4)	Mr. Lai resigned as Chief Financial Officer of the Company effective April 19, 2010.
(5)	Mr. Huff was appointed Chief Financial Officer of the Company effective April 19, 2010.
(6)	Mr. Christian was President and Chief Operating Officer of Far East Energy (Bermuda) Ltd. through October 15, 2009. There was a payment of $50,000 made in connection with his separation.
(7)
Mr. Christian’s other compensation includes $77,522 for housing in China, $89,379 for the expenses of two cars and two drivers in China, $63,156 for tax equalization, $50,000 made in connection with his separation, $29,052 for relocation expenses, $25,700 for vacation and home leave travel, $34,910 for the education of Mr. Christian’s children while living in China, $10,350 for matching funds to his account in the Company’s defined contribution savings plan, $4,178 for medical and dental insurance, $1,987 for storage costs and $1,326 for cell phone reimbursements.  The cost of the two cars and two drivers include vehicle leasing and maintenance expense, payroll, tolls, and fuel.  No allocation of the costs related to the use of the cars and drivers has been made between personal use and business travel within China.

Narrative to Summary Compensation Table

Employment Agreements with Named Executive Officers

We have employment agreements with our Named Executive Officers, and those agreements are summarized below.

Agreement with Michael R. McElwrath.  On December 23, 2004, the Company entered into an amended and restated employment agreement with Mr. McElwrath.  On December 7, 2010, the Company amended the agreement by extending the term to October 13, 2013.  The employment agreement provides an annual base salary of not less than $236,250 per year and that Mr. McElwrath will be eligible to receive performance bonuses payable on or before the 13th of April and October of each year.  In addition, the employment agreement states that it will constitute Good Reason (as discussed below) for purposes of Mr. McElwrath’s rights upon termination if the Company reduces Mr. McElwrath’s then-current annual base salary, which is currently $330,750.

Unless further extended, the employment agreement for Mr. McElwrath terminates on October 13, 2013.  The employment agreement provides that if Mr. McElwrath is terminated by the Company for Cause (as defined in the employment agreement), the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination unless otherwise provided in Mr. McElwrath’s option agreements.  Subsequent to the three-month post-termination exercise period, remaining unexercised options will be forfeited.

If Mr. McElwrath’s employment is terminated by the Company (other than as a result of death, Disability (as defined in his employment agreement) or Cause), or if he terminates his employment for Good Reason (as defined in his employment agreement), he shall be entitled to the following:

•	a lump sum payment of two times the sum of his base salary and bonus paid during the immediately preceding twelve-month period;

•
continued participation in all employee benefit plans, programs or arrangements available to the Company’s executive officers in which the executive was participating on the date of termination for a specified period of time following termination;

•
for a period of three years following the termination date, the exercise of all options and restricted stock awards granted to him to the extent vested and exercisable at the date of termination of his employment (after the three year period is completed, remaining unexercised options will be forfeited); and

•	certain gross-up payments for any excise taxes.

Notwithstanding the foregoing, if Mr. McElwrath’s termination of employment by the Company (other than for death, Cause or Disability) or by him for Good Reason occurs within 24 months following a Change of Control (as defined in the employment agreement), then he will be entitled to a lump sum payment of three times the sum of his base salary and bonus during the immediately preceding twelve-month period and all options and restricted stock granted to him will immediately vest and become exercisable as of the date of termination. After a period of three years following the termination date, all remaining unexercised options will be forfeited.  Pursuant to the Company’s employment agreement with Michael R. McElwrath, during the term of Mr. McElwrath’s employment, the Company agreed to nominate Mr. McElwrath for election to the Board of Directors at each annual meeting of the stockholders called for the purpose of electing directors.  Mr. McElwrath is entitled to terminate his employment for Good Reason (as defined in his employment agreement) if he is not nominated and elected as a director of the Company.  The employment agreement also entitles Mr. McElwrath to certain gross up payments for excise taxes in the event of a Change of Control.

If Mr. McElwrath’s employment is terminated as a result of death or Disability, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he or his estate will be entitled to exercise all options granted to him regardless of whether or not the option or restricted stock is vested on the date of termination.  Mr. McElwrath or his estate may exercise any of the options or restricted stock that vest on the date of termination for a period of three years, after which time the awards are forfeited.

Mr. McElwrath’s employment agreement contains no covenant-not-to-compete or similar restrictions after termination.

Agreement with Bruce N. Huff.  On April 19, 2010, the Company appointed Mr. Huff as Chief Financial Officer of the Company, and, on June 9, 2010, the Company and Mr. Huff entered into an amended and restated employment agreement.  The Agreement will terminate on April 19, 2012, unless extended or earlier terminated.  Mr. Huff receives a base salary of $225,000 per year and is eligible to receive discretionary bonuses as determined by the Compensation Committee of the Company.  In conjunction with his appointment, he was awarded a bonus of $50,000 and 275,000 shares of restricted stock (the “Restricted Stock”) under the 2005 Plan. The Restricted Stock will vest in four equal installments, with the first installment vesting on April 19, 2010 (the “Date of Grant”) and subsequent installments vesting on the first, second and third anniversary of the Date of Grant.

If Mr. Huff’s employment is terminated without Cause (as defined in his employment agreement) or for Good Reason (as defined in his employment agreement), he will receive a severance payment of 100% of his annual base salary; provided that if Mr. Huff’s employment is so terminated on or within 24 months of a Change of Control (as defined in his employment agreement), he will receive a severance payment of 200% of his annual base salary. If Mr. Huff’s employment is terminated as a result of death or Disability (as defined in his employment agreement), the Company will pay to Mr. Huff the base salary which would have been payable to him through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination. In the event that Mr. Huff’s employment is terminated without Cause, for Good Reason or as a result of death or Disability, he will be entitled for a period of one year after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination.  If Mr. Huff’s employment is terminated for Cause or Mr. Huff voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of 90 days after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination.

Agreement with K. Andrew Lai.  On April 13, 2010, Mr. Lai notified the Company that he would resign as Chief Financial Officer effective April 19, 2010 to pursue other endeavors.  In conjunction with his resignation, his employment agreement with the Company terminated.   Mr. Lai was entitled to all amounts actually earned, accrued or owing to him as of the date of termination.  He was also entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on April 15, 2010; provided, however, that certain of Mr. Lai’s options that provide for the purchase of up to a total of 100,000 shares of common stock will remain exercisable until April 19, 2012.  On May 7, 2010, Mr. Lai exercised 100,000 options.

Agreement with Phil A. Christian.  On October 15, 2009, Mr. Christian resigned from his position and his employment agreement was terminated. Mr. Christian received all amounts actually earned, accrued or owing to him as of the date of termination and $50,000 in cash on his date of termination. Under his employment agreement, Mr. Christian was also entitled to a tax equalization payment to the extent that the amount Mr. Christian actually paid for income taxes exceeded the United States income tax and social security tax he would have paid as a citizen of the United States while he was employed with FEEB in China.

Equity Compensation Plan Information

On May 27, 2005, the Company’s stockholders approved the 2005 Plan. At the annual meeting of stockholders of the Company held on July 15, 2009, the Company’s stockholders approved an amendment to the 2005 Plan which increased the number of shares of common stock issuable from 7,500,000 shares to 12,500,000 shares and increased the number of shares of common stock that may be granted as restricted stock, restricted stock units or any other stock-based awards from 2,400,000 to 3,900,000 shares.  Unless sooner terminated by the Board or the Compensation Committee, the 2005 Plan will terminate on May 27, 2015.  The 2005 Plan permits the Compensation Committee to grant stock options, including incentive stock options (“ISOs”) and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. At the annual meeting held on July 15, 2009, our stockholders approved additional amendments to the plan (1) to add 5,000,000 shares of Common Stock to the 2005 Plan, (2) to increase the number of shares of Common Stock issuable under the 2005 Plan from 7,500,000 shares to 12,500,000 shares and (3) to increase the number of shares of Common Stock that may be granted as restricted stock, restricted stock units or any other stock-based awards from 2,400,000 to 3,900,000 shares.

The purpose of the 2005 Plan is to (1) aid the Company in attracting, securing and retaining employees of outstanding ability, (2) attract members to the Board, (3) attract consultants to provide services to the Company, as needed, and (4) motivate such persons to exert their best efforts on behalf of the Company.

The 2005 Plan is administered by the Compensation Committee.  The 2005 Plan provides that if the Chief Executive Officer of the Company is a member of the Board, the Board may authorize him or her to grant awards of up to an aggregate of 200,000 shares of common stock in each calendar year to participants who are not subject to the rules promulgated under Section 16 of the Exchange Act.

The maximum number of shares of common stock with respect to which awards may be granted is 12,500,000 shares (subject to adjustment in accordance with the provisions of the 2005 Plan).  The total number of shares of common stock that will be available for grants of ISOs is 2,600,000 shares and the total number of shares of common stock that will be available for grants of unrestricted shares of common stock, restricted stock, restricted stock units or any other stock-based awards is 3,900,000 shares.  The maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,500,000 shares.  The 2005 Plan also provides that the maximum amount of a performance-based award to any Covered Employee (as defined in the 2005 Plan) for any fiscal year of the Company will be $1,000,000.  Shares which are subject to awards which terminate, expire, are cancelled, exchanged, forfeited, lapse or are settled for cash may be utilized again with respect to awards granted under the Plan.

With respect to any options that are awarded, the exercise price pursuant to which common stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value (as defined in the 2005 Plan) of the common stock on the date the option is granted.  Under the 2005 Plan, fair market value, on a given day, is defined as the mean of the closing bid and asked prices of the common shares as reported that day on the OTC Bulletin Board.  No option shall be exercisable more than 10 years after the date of grant.  The 2005 Plan also grants the Compensation Committee discretion to accelerate vesting or extend the time available for exercise of options after termination of an executive so long as termination is not for cause (as determined by the Compensation Committee).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of unexercised options segregated by those that were exercisable and those that were unexercisable as of December 31, 2009, and the number of unvested shares of restricted stock.

		OPTION AWARDS							STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Michael R. McElwrath	01/29/02	60,000		—	(1)	0.65	01/29/12		—		—
	10/13/03	480,000		—	(1)	0.65	10/13/13		—		—
	12/23/04	200,000		—		2.00	12/23/14	(3)	—		—
	02/02/06	400,000		100,000	(1)	2.00	02/02/16		—		—
	12/27/07	500,000		—		1.30	10/13/13		—		—
	03/21/07	—		—		—	—		150,000	(2)	69,000
	02/11/08	—		—		—	—		90,000	(2)	41,400
	02/11/08	180,000		360,000	(2)	0.69	02/10/18		—		—
	04/15/09	—		150,000	(2)	0.28	04/15/19		450,000	(2)	207,000
	04/15/09	—		110,000	(2)	0.65	04/15/19		—		—
K. Andrew Lai	01/29/07	84,000		56,000	(1), (5)	0.79	01/29/17		—		—
	02/11/08	60,000		120,000	(2), (5)	0.69	02/10/18		30,000	(5)	13,800
	10/01/08	66,667		33,333	(4), (5)	0.30	10/01/18		15,000	(5)	6,900
	04/15/09	—		100,000	(2), (5)	0.28	04/15/19		50,000	(5)	23,000
Phil A. Christian	03/12/08	166,667	(6)	—		0.615	03/12/18		—		—
Bruce N. Huff	12/23/04	240,000		—		2.00	12/23/14		—		—
	04/15/09	33,333		66,667		0.28	04/15/19		33,333		15,333

(1)	These options vest 20% on grant date, and 20% on the four subsequent anniversaries of the grant date thereafter.
(2)	This grant of restricted stock or options, as applicable, will vest in three equal annual installments beginning on the first anniversary grant date.
(3)
These options vested 20% on grant date, and 20% on each grant date anniversary thereafter.  On January 14, 2009, the original expiration date of December 23, 2009 of this option was extended to December 23, 2014.

(4)
These options vested in three equal annual installments with the first installment vesting on the grant date and the subsequent two installments vesting on the next two anniversaries of the grant date.

(5)
As a result of the resignation of Mr. Lai on April 19, 2010, Mr. Lai forfeited unvested options to purchase up to 28,000 shares of common stock awarded on January 29, 2007, unvested options to purchase up to 60,000 shares of common stock awarded on February 11, 2008, unvested options to purchase up to 33,333 shares of common stock awarded on October 1, 2008, unvested options to purchase up to 66,667 shares of common stock awarded on April 15, 2009 and 15,000, 15,000 and 33,333 unvested shares of restricted stock awarded on February 11, 2008, October 1, 2008 and April 15, 2009, respectively. Mr. Lai will forfeit vested options to purchase up to 232,000 shares of common stock if not exercised prior to July 19, 2010 and vested options to purchase up to 100,000 shares of common stock if not exercised prior to April 19, 2012.

(6)
As a result of the resignation of Mr. Christian on October 15, 2009, Mr. Christian forfeited unvested options to purchase up to 100,000 shares of common stock awarded on April 15, 2009 and unvested options to purchase up to 333,333 of 500,000 shares of common stock awarded March 12, 2008.  Vested options to purchase up to 166,667 shares of common stock were forfeited on January 14, 2010 since they were not exercised.  Mr. Christian also forfeited 300,000 unvested shares of restricted stock awarded on April 15, 2009 upon his termination.

Directors’ Compensation

The following table summarizes compensation paid to non-employee directors for 2009.  Mr. McElwrath is the only employee serving as a director and he does not receive any additional compensation for his service on the Board.  On April 15, 2009, Messrs. Williams, Anderson, Chiang, Juckett, Mihm, and Morrison were granted 40,000 shares of restricted stock and options to purchase 40,000 shares of our common stock.  The grant date fair values of these option awards were $8,120 to each of these directors.

2009 Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total
Donald A. Juckett	$42,750	$11,000	$8,120	$61,870

William A. Anderson	50,000	11,000	8,120	69,120

C. P. Chiang	27,000	11,000	8,120	46,120

John C. Mihm	30,000	11,000	8,120	49,120

Lucian Morrison	39,000	11,000	8,120	58,120

Thomas E. Williams	41,750	11,000	8,120	60,870

(1)
Stock Awards and Option Awards are quantified in the table according to the amount included in 2009 share-based compensation expense for the awards granted to each named director through the end of fiscal year 2009.  See Footnote 11 to the Consolidated Financial Statements included in Part II of our 2010 Annual Report on Form 10-K for assumptions used in valuing these awards and the methodology for recognizing the related  expense.  The expense has been modified in accordance with SEC rules to eliminate forfeiture assumptions in computing the expense for the year.   There were no actual forfeitures during 2009 by any of the named directors.  All options are for the purchase of our common stock.  All stock awards are grants of restricted stock representing time-vesting shares of our common stock.

The table below provides information regarding the outstanding stock option and restricted stock awards for each of our directors as of December 31, 2009.

2009 Outstanding Equity Awards for Directors

Name	Number of Securities Underlying Unexercised Options (#)	Number of Shares of Stock That Have Not Vested (#)

Donald A. Juckett	520,000	40,000
William A. Anderson	290,000	40,000
C. P. Chiang	280,000	40,000
John C. Mihm	520,000	40,000
Lucian Morrison	268,000	40,000
Thomas E. Williams	520,000	40,000

The Company pays its non-employee directors cash compensation for their service on the Board. In January 2007, the Board approved a standard compensation arrangement for directors, effective January 1, 2007.  On April 15, 2009, the Compensation Committee amended the standard compensation arrangement to increase the fees for Board and committee telephone meetings from $500 each to $1,500 and $1,000, respectively.  The current standard compensation arrangement, as amended, is set forth below.

Schedule of Directors’ Fees

Annual cash retainer	$15,000	annually
Board meetings in person	1,500	for each meeting
Board meetings by telephone	1,500	for each meeting
Committee meetings in person	1,000	for each meeting
Committee meetings by telephone	1,000	for each meeting
Committee Chairman retainer	5,500	annually
Audit Committee Chairman retainer	12,000	annually
Board Chairman retainer	12,000	annually

The Company also reimburses directors for the reasonable expenses they incur to attend Board, Board committee and/or investor relations meetings.  In addition, in 2008, the Board approved an annual grant of options to purchase 40,000 shares of common stock to each non-employee director, which have an exercise price equal to fair market value on date of grant, a term of ten years and will vest in their entirety on the first anniversary of the date of grant.  The fair market value, on a given date, is the mean of the closing bid and asked prices of the common shares as reported that day on the OTC Bulletin Board.  These grants are expected to be made during the first quarter each fiscal year.  The 2009 grant to each of the six non-employee directors was made on April 15, 2009.  The options have an exercise price of $0.275, which was the fair market value of our stock on the date of grant.

In addition to the annual grants of options to directors described above, we typically grant options to directors upon their initial appointment or election as a director.  The options will vest over three years, with 25% vested immediately and an additional 25% vesting on the first, second and third anniversary of the date of grant.  If upon or within 24 months of a Change of Control (as defined in the 2005 Plan) a director’s service in their capacity as a director of the Company is terminated, then all options granted to the director will immediately and fully vest and be exercisable as of the date their service is terminated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Review of Related Person Transactions

In accordance with our audit committee charter, the Audit Committee reviews related person transactions.  It is the Company’s policy that we will not enter into transactions that are considered related person transactions that are required to be disclosed under Item 404 of Regulation S-K unless the committee or another independent body of the board first reviews and approves the transactions.

Board Independence

The Board has determined that each director, except for Michael R. McElwrath, has no material relationship with the Company and is independent within the meaning of the NYSE Amex listing standards.

SECURITY OWNERSHIP

The following table sets forth, as of December 3, 2010, certain information with respect to the beneficial ownership of our Common Stock by (a) each stockholder beneficially owning more than 5% of the Company’s outstanding Common Stock; (b) each director and director nominee of the Company who is a stockholder of the Company; (c) each of the Named Executive Officers who is a stockholder of the Company; and (d) all executive officers and Directors of the Company as a group.  The total shares outstanding on December 3, 2010 were 291,202,928.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Common Stock
Jennison Associates LLC	29,165,283	(1)	9.3%
BlackRock, Inc.	28,975,000	(2)	9.2%
Dart Energy International Pte Ltd	22,984,795	(3)	7.3%
International Finance Corporation	21,580,360	(4)	6.7%
Persistency Capital, LLC	18,768,679	(5)	5.9%
The China Fund, Inc.	14,565,477	(6)	4.6%
Goldman Sachs Group, Inc.	11,617,333	(7)	3.7%

Executive Officers:
Michael R. McElwrath	3,371,920	(8)	1.1%
Bruce N. Huff	696,294	(9)	*
K. Andrew Lai	169,317		*

Non-Executive Directors:
Donald A. Juckett	668,632	(10)	*
William A. Anderson	373,019	(11)	*
C. P. Chiang	320,000	(12)	*
John C. Mihm	734,579	(13)	*
Lucian L. Morrison	341,019	(14)	*
Thomas E. Williams	598,125	(15)	*

All Directors and Executive Officers as a Group (9 persons)	7,103,588	(16)	2.3%

*	Less than 1%
(1)
The amount of beneficial ownership of the shares is based on a Schedule 13G filed with the SEC on October 12, 2010. Jennison Associates LLC (“Jennison”) is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our Common Stock the portfolios managed by Jennison. Jennison does not file jointly with Prudential, as such, shares of our Common Stock reported on Jennison’s Schedule 13G may be included in the shares reported on the Schedule 13G filed by Prudential. The address for Jennison Associates LLC is 466 Lexington Avenue, New York, NY 10017. Prudential also filed a Schedule 13G with the SEC on October 12, 2010 in which it discloses beneficial ownership of 29,165,283 shares of our Common Stock. The address for Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey 07102-3777.

(2)
The amount of beneficial ownership of the shares is based on the number of shares issued to certain investment funds managed by BlackRock, Inc. and/or its affiliates on August 24, 2010. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(3)
Reflects 22,984,795 shares which Dart Energy International Ptd Ltd (formerly Arrow Energy International Pte Ltd) may acquire pursuant to an exchangeable note, which is exercisable within 60 days of December 3, 2010.

(4)
The amount of beneficial ownership of the shares is based on a Schedule 13G filed with the SEC dated June 20, 2008. The address for International Finance Corporation is 2121 Pennsylvania Avenue, N.W., Washington, D.C. 20433.

(5)
The amount of beneficial ownership of the shares is based on a Schedule 13G filed with the SEC dated February 16, 2010. The address for Persistency Capital, LLC is 1270 Avenue of the Americas, Suite 2100, New York, NY 10020. Based on the Schedule 13G, Persistency Capital, LLC and Mr. Andrew Morris share investment and voting power over the shares.

(6)
The amount of beneficial ownership of the shares is based on written correspondence with The China Fund, Inc. The address for The China Fund, Inc. is State Street, 2 Avenue de Lafayette, 6th Floor, Boston, MA 02111. The China Fund, Inc has sole voting power over the shares and Martin Currie, Inc. has sole investment power over the shares.

(7)
The amount of beneficial ownership of the shares is based on a Schedule 13G filed with the SEC dated February 12, 2010. The address for Goldman Sachs Group, Inc is 85 Broadway Street, New York, NY 10004.

(8)
Includes 2,366,658 shares which Michael R. McElwrath may purchase pursuant to options which are exercisable within 60 days of December 3, 2010. Also includes 45,000 shares of restricted stock which vest on February 11, 2011 and 300,000 shares of restricted stock which vest in two equal installments on April 15, 2011 and April 15, 2012.

(9)
Includes 306,666 shares which Bruce N. Huff may purchase pursuant to options which are exercisable within 60 days of December 3, 2010. Also includes 16,666 shares of restricted stock which vest on April 15, 2011 and 206,250 shares of restricted stock which vest in three equal installments on April 19, 2011, April 19, 2012 and April 19, 2013.

(10)	Includes 520,000 shares which Donald A. Juckett may purchase pursuant to options which are exercisable within 60 days of December 3, 2010.
(11)
Includes 290,000 shares which William A. Anderson may purchase pursuant to options which are exercisable within 60 days of December 3, 2010. Mr. Anderson disclaims beneficial ownership of 10,000 of these securities held by Anderson Securities Corp. except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for any purpose.

(12)	Includes 280,000 shares which C.P. Chiang may purchase pursuant to options which are exercisable within 60 days of December 3, 2010.
(13)	Includes 520,000 shares which John C. Mihm may purchase pursuant to options which are exercisable within 60 days of December 3, 2010.
(14)	Includes 268,000 shares which Lucian L. Morrison may purchase pursuant to options which are exercisable within 60 days of December 3, 2010.
(15)	Includes 520,000 shares which Thomas E. Williams may purchase pursuant to options which are exercisable within 60 days of December 3, 2010.
(16)	Includes 5,071,318 shares which may be purchased pursuant to options and warrants which are exercisable within 60 days of December 3, 2010 by our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the year ended December 31, 2009.

Form 10-K and Financial Statements Available

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 is enclosed. Stockholders may request another copy of the annual report on Form 10-K for the fiscal year ended December 31, 2009 without charge upon written request to the Secretary, 363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060. Financial statements are also on file with the SEC, Washington, D.C. 20549 and are available on the SEC’s website at www.sec.gov. Alternatively, current and prospective investors can access the annual report on Form 10-K for the fiscal year ended December 31, 2009 free of charge by linking directly from the Company’s website under the “Investor Relations — SEC Filings” caption to the Edgar Database of the SEC. The Company’s website can be found at www.fareastenergy.com. The Company will also furnish any exhibit to the annual report on Form 10-K for the fiscal year ended December 31, 2009 if specifically requested.

Attendance at the Meeting by JonesBaggett LLP

JonesBaggett LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2009. Representatives of JonesBaggett LLP are expected to be present at the Meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they wish to do so.

PROPOSAL NO. 2 — REAPPROVAL OF THE FAR EAST ENERGY CORPORATION 2005 STOCK
INCENTIVE PLAN, INCLUDING THE MATERIAL TERMS OF THE PERFORMANCE GOALS THEREIN
FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

On March 15, 2005, the Board of Directors, following recommendation by the Compensation Committee, adopted the 2005 Plan, subject to stockholder approval. Our stockholders approved the 2005 Plan in May 2005. At the annual meeting held on December 7, 2007, our stockholders approved amendments to the 2005 Plan (1) to increase the number of shares available from 3,500,000 to 7,500,000, (2) to increase the number of shares that may be granted as restricted stock units or any other stock based awards from 900,000 to 2,400,000 shares and (3) to add a provision prohibiting the repricing of options issued under the 2005 Plan without stockholder approval.  At the annual meeting held on July 15, 2009, our stockholders approved additional amendments to the plan (1) to add 5,000,000 shares of Common Stock to the 2005 Plan, (2) to increase the number of shares of Common Stock issuable under the 2005 Plan from 7,500,000 shares to 12,500,000 shares and (3) to increase the number of shares of Common Stock that may be granted as restricted stock, restricted stock units or any other stock-based awards from 2,400,000 to 3,900,000 shares.  No further amendments to the 2005 Plan are being proposed for approval by the stockholders at this time.

The text of the 2005 Plan, as amended to date, is set forth in Appendix A.

Reapproval of the 2005 Plan for Purposes of Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to its principal executive officer or any of its three other most highly compensated officers (other than the principal executive officer and the principal financial officer) who are employed by it on the last day of the taxable year.  Section 162(m) does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by its stockholders. The deduction for compensation recognized by participants due to the lapse of restrictions on restricted stock awards will be subject to the Section 162(m) limitation.  With respect to nonqualified stock options and performance awards, however, we have structured and implemented the 2005 Plan so that compensation resulting from the exercise and vesting of these awards is considered performance-based compensation for purposes of Section 162(m).

 To allow us to qualify for the income tax deduction and thereby enhance stockholder returns, we obtained stockholder approval of the 2005 Plan and the material terms of the related performance goals during 2005.  To continue to qualify for the income tax deduction, our stockholders must approve the material terms of the performance goals of the LTIP no less frequently than every five years.  If the existing performance goals are not approved by our stockholders within the required timeframe, the 2005 Plan will continue in effect; however, in accordance with Section 162(m), our ability to deduct performance-based compensation under the 2005 Plan will be limited as described above. Accordingly, we are soliciting stockholder reapproval of the 2005 Plan, as amended.

Summary of the 2005 Plan

The principal features of the 2005 Plan, as amended to date, are described below, but such description is qualified in its entirety by reference to the complete text of the 2005 Plan, which is incorporated herein by reference.

General. The Plan permits the granting of any or all of the following types of awards:

•	stock options, including incentive stock options (“ISOs”) and non-qualified stock options;

•	stock appreciation rights (“SARs”);

•	restricted stock;

•	restricted stock units; and

•	other stock-based awards.

The 2005 Plan currently provides that the maximum number of shares of Common Stock with respect to which awards may be granted is 12,500,000 shares (subject to adjustment in accordance with the provisions under the caption “Adjustments Upon Certain Events” below), whether pursuant to ISOs or otherwise. Presently, the 2005 Plan also provides that the total number of shares of Common Stock that will be available for grants of ISOs is 2,600,000 shares and that the total number of shares of Common Stock that will be available for grants of unrestricted shares of Common Stock, restricted stock, restricted stock units or any other stock-based awards is 3,900,000 shares.

Presently, the maximum number of shares with respect to which awards of any and all types may be granted during a calendar year to any participant is limited, in the aggregate, to 1,500,000 shares. Shares which are subject to awards which terminate, expire, are cancelled, exchanged, forfeited, lapse or are settled for cash may be utilized again with respect to awards granted under the 2005 Plan.

Eligibility. Employees of the Company, its subsidiaries and affiliates, members of the Board of Directors, and consultants to the Company and its subsidiaries, are eligible to participate in the 2005 Plan. As of December 3, 2010, the Company, its subsidiaries and affiliates, have six directors who are not employees, approximately 27 employees and approximately 10 consultants.

Administration. The 2005 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to select employees, board members or consultants to whom awards are to be granted, to determine the number of options or other types of awards to be granted to such employees, board members or consultants and to establish the terms and conditions of such awards. The Compensation Committee has the authority to interpret the 2005 Plan, to establish, amend and rescind any rules and regulations relating to the 2005 Plan, and to otherwise make any determination that it deems necessary or desirable for the administration of the 2005 Plan. Members of the Compensation Committee are “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act and, if required, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”). The 2005 Plan provides that if the Chief Executive Officer of the Company is a member of the Board of Directors, the Board of Directors may authorize him or her to grant awards of up to an aggregate of 200,000 shares of Common Stock in each calendar year to participants who are not subject to the rules promulgated under Section 16 of the Exchange Act or Covered Employees (as defined in the 2005 Plan), provided that the Chief Executive Officer must notify the Compensation Committee of any such grants.  Our Chief Executive Officer currently has this authority.

Adjustments Upon Certain Events. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of stock or other corporate exchange, or any distribution to stockholders of shares of Common Stock other than regular cash dividends, the Compensation Committee shall make such substitution or adjustment, if any, as it deems equitable to prevent substantial dilution or enlargement of the rights granted to participants. In the event of a Change of Control (as defined in the 2005 Plan), if the Compensation Committee makes no provision for the assumption of outstanding awards by the successor corporation, then the award agreement shall provide whether (1) none, all or a portion of each award shall vest, (2) any option shall terminate as of a date fixed by the Compensation Committee which is at least 30 days after the notice thereof to the participant and shall give each participant the right to exercise his or her option as to all or any part of the shares, including shares as to which the option would not otherwise be exercisable, or (3) cause any award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled award as determined by the Compensation Committee. Notwithstanding the foregoing, for any award under the 2005 Plan that consists of deferred compensation subject to Section 409A of the Tax Code, the definition of Change of Control will be the definition set forth in Section 409A of the Tax Code and any subsequent guidance thereunder.

Stock Options. The 2005 Plan provides that the option price pursuant to which Common Stock may be purchased will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date the option is granted. As of December 3, 2010, the closing bid price of the Common Stock was $0.72 per share. The Compensation Committee will determine the term of each option, but no option shall be exercisable more than 10 years after the date of grant. Payment of the purchase price shall be (1) in cash, (2) in shares of Common Stock held for at least six months, (3) partly in cash and partly in such shares, (4) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased, or (5) through such other means as shall be prescribed in the award agreement. If a participant’s service terminates by reason of death or Disability (as defined in the 2005 Plan), to the extent the participant was entitled to exercise the option on the date of death or Disability, the option may be exercised within 180 days after the date of death or Disability (or such other period of time not exceeding one year as is determined by the Compensation Committee at the time of grant). If a participant’s service with the Company terminates for any reason (other than death or Disability), each option then held by the participant may be exercised within 90 days after the date of such termination, but only to the extent such option was exercisable at the time of termination of service. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested options held by a participant if the participant is terminated without “cause” (as determined by the Compensation Committee) by the Company.

Stock Appreciation Rights. The Compensation Committee has the authority under the 2005 Plan to grant SARs independent of stock options. Each SAR granted independently of an option entitles a participant to exercise the SAR in whole or in part and, upon such exercise, to receive from the Company an amount equal to (1) the excess of (i) the fair market value on the exercise date of one share of Common Stock over (ii) the exercise price per share, times (2) the number of shares covered by the portion of the SAR so exercised.

Restricted Stock and Restricted Stock Units. The 2005 Plan provides for certain terms and conditions pursuant to which restricted stock and restricted stock units may be granted under the 2005 Plan. Each grant of restricted stock and restricted stock units must be evidenced by an award agreement in a form approved by the Compensation Committee. The vesting of a restricted stock award or restricted stock unit granted under the 2005 Plan may be conditioned upon the completion of a specified period of employment with the Company or a subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Compensation Committee may determine in its sole discretion. If a participant’s service is terminated for any reason, the participant shall only be entitled to the restricted stock or restricted stock units vested at the time of such termination of service. The participant’s unvested restricted stock and restricted stock units will be forfeited. Notwithstanding the foregoing, the Compensation Committee may accelerate the vesting of unvested restricted stock or restricted stock units held by a participant if the participant is terminated without “cause” (as determined by the Compensation Committee) by the Company. Except as provided in the applicable award agreement, no shares of restricted stock may be assigned, transferred or otherwise encumbered or disposed of by the participant until such shares have vested in accordance with the terms of such award agreement. If and to the extent that the applicable award agreement so provides, a participant will have the right to vote and receive dividends on the shares of restricted stock granted to him or her under the 2005 Plan. Unless otherwise provided in the applicable award agreement, any shares received as a dividend on such restricted stock or in connection with a stock split of the shares of restricted stock will be subject to the same restrictions as the restricted stock. Restricted stock units may not be assigned, transferred or otherwise encumbered or disposed of by the participant until such restricted stock units have vested in accordance with the terms of the applicable award agreement. Upon the vesting of the restricted stock unit, certificates for shares will be delivered to the participant or his or her legal representative on the last business day of the calendar quarter in which such vesting event occurs or as soon thereafter as practicable (but not later than March 15 of the calendar year following the year in which vesting occurs), in a number equal to the shares covered by the restricted stock unit.

Other Stock-Based Awards. The Compensation Committee also has the authority under the 2005 Plan to grant awards of unrestricted shares of Common Stock, restricted stock, restricted stock units and other awards that are valued in whole or in part by reference to, or are otherwise based upon, the fair market value of the Common Stock. The terms and conditions of these other stock-based awards shall be determined by the Compensation Committee. Such other stock-based awards may be granted in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Tax Code (“Performance-Based Awards”). Performance-Based Awards are rights to receive amounts denominated in cash or shares of Common Stock, based on the Company’s or a participant’s performance between the date of grant and a pre-established future date. Performance criteria, the length of the performance period and time of payment of the Performance-Based Award are established in writing by the Compensation Committee: (1) at a time when the outcome for that performance period is substantially uncertain and (2) not later than 90 days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed. The performance measures to be used for purposes of awards to employees whose compensation is subject to Section 162(m) of the Tax Code must be chosen by the Compensation Committee from among the following:

•	earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

•	net income;

•	operating income;

•	earnings per share;

•	book value per share;

•	return on stockholders’ equity;

•	expense management;

•	return on investment before or after the cost of capital;

•	improvements in capital structure;

•	profitability of an identifiable business unit or product;

•	maintenance or improvement of profit margins;

•	stock price;

•	market share;

•	revenues or sales;

•	costs;

•	cash flow;

•	working capital;

•	changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and

•	return on assets.

The foregoing criteria may relate to the Company, one or more of its affiliates, subsidiaries or one or more of its divisions, units, minority investments, partnerships, joint ventures, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Compensation Committee determines. To the degree consistent with Section 162(m) of the Tax Code, the performance goals may be calculated without regard to extraordinary items or accounting changes. The 2005 Plan provides that the maximum amount of a performance-based award to any Covered Employee (as defined in the 2005 Plan) for any fiscal year of the Company will be $1,000,000.

Amendments to the Plan. The 2005 Plan may be amended by the Board of Directors or the Compensation Committee, except that no amendment may be made which, without the approval of the stockholders of the Company, would (except as in accordance with the provisions under the caption “Adjustments Upon Certain Events” above) increase the total number of shares reserved or change the maximum number of shares for which awards may be granted to any participant, or that otherwise would require stockholder approval under rules of any stock exchange or market or quotation system on which the shares are traded, or other applicable law. Subject to the foregoing, with respect to participants who reside or work outside of the United States, the Compensation Committee may amend the terms of the 2005 Plan or awards granted thereunder in order to conform such terms with the requirements of local law. In addition, the Compensation Committee may amend the 2005 Plan in such a manner, as it deems necessary or appropriate, to comply with the requirements of Section 409A of the Tax Code and any guidance issued thereunder.

Transferability. Awards under the 2005 Plan are not transferable otherwise than by will or by the laws of descent or distribution, except that the Compensation Committee may authorize stock options (other than ISOs) to be granted on terms which permit irrevocable transfer for no consideration by the participant to (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, parent-in-law, child-in-law or sibling-in-law, including adoptive relationships, of the participant, (ii) any trust in which these persons have more than 50% of the beneficial interest, (iii) any foundation in which these persons or the participant control the management of assets and (iv) any other entity in which these persons or the participant own more than 50% of the voting interests. In addition, the Compensation Committee may waive the non-transferability provisions of the 2005 Plan (except with respect to ISOs) to the extent that such provisions are not required under any law, rule or regulation applicable to the Company.

Federal Income Tax Consequences. The following is a discussion of certain U.S. federal income tax consequences relevant to participants in the 2005 Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the 2005 Plan and does not address state, local or foreign tax consequences.

A participant who is granted a non-qualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the market value of the stock on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the stock for income tax purposes equal to the amount paid for the stock plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such stock.

A participant who is granted an ISO satisfying the requirements of the Tax Code will not recognize income at the time the option is granted or exercised. The excess of the fair market value over the option exercise price is, however, included in determining the participant’s alternative minimum tax as of the date of exercise. If the participant does not dispose of shares received upon exercise of the option for one year after exercise and two years after grant of the option (the “Holding Period”), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the fair market value of shares on the date of disposition. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the ISO without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the option over the exercise price or (ii) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant’s holding period. In such event, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant.

Upon exercise of a SAR, a participant will recognize taxable income in the amount of the aggregate cash received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will be entitled to an income tax deduction in the amount of such income recognized by the participant. A participant will not recognize any income at the time an award of restricted stock or restricted stock units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within 30 days after receiving an award of restricted stock to recognize ordinary income in the year of receipt, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to grants of awards of both restricted stock and restricted stock units, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or the exercise of an award. In compliance with the American Jobs Creation Act of 2004, after January 1, 2005, the maximum federal withholding rate will be used for supplemental wage payments in excess of $1,000,000 during any taxable year.

Section 162(m) of the Tax Code. Section 162(m) of the Tax Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any executive officer who is named by the corporation on the last day of the taxable year, but exempts from this limitation “performance-based” compensation the material terms of which are disclosed and approved by stockholders. The Company has structured and intends to implement the 2005 Plan so that generally compensation to these executive officers resulting therefrom would be qualified performance-based compensation under Section 162(m) of the Tax Code and would not, therefore be subject to any deduction limitation under Section 162(m) of the Tax Code. However, the Company may, from time to time, award compensation to executive officers that is not deductible under Section 162(m) of the Tax Code.

Section 280G of the Tax Code. Under certain circumstances, the accelerated vesting or exercise of awards in connection with a Change of Control (as defined in the 2005 Plan) of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Tax Code. To the extent it is so considered, the grantee may be subject to a 20% exercise tax, and the Company may be denied a tax deduction.

Section 409A of the Tax Code. The Company generally intends that, to the extent applicable, awards granted under the 2005 Plan shall comply with the provisions of Section 409A of the Tax Code. Options are granted so as not to be subject to Section 409A of the Tax Code. Other awards have been designed to automatically comply with Section 409A of the Tax Code. However, grantees of Performance-Based Awards may be permitted to elect to defer the payment of certain Performance-Based Awards. This deferral election is also intended to comply with Section 409A of the Tax Code. However, under certain circumstances the accelerated exercise or payment of awards subject to Section 409A of the Tax Code may subject the grantee to an increased tax rate and interest.

Tax Summary. The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all the tax consequences of participation in the 2005 Plan. Accordingly, holders of awards granted under the 2005 Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or SARs, and before disposing of any shares of stock acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular award holder’s specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (e.g., as an ISO) of any award.

The 2005 Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Tax Code.

The Board of Directors unanimously recommends a vote FOR the reapproval of the Far East Energy Corporation 2005 Stock Incentive Plan.

PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors recommends the ratification of the appointment of JonesBaggett LLP as our independent registered public accounting firm for fiscal 2010.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of JonesBaggett LLP as the Company’s independent registered public accounting firm.

OTHER BUSINESS

The Board of Directors does not expect there will be presented at the Meeting any business other than the election of the Directors and the approval of the ratification of the appointment of the Company’s independent public accounting firm, as described above.  If other matters properly come before the Meeting, the persons named on the accompanying proxy card will vote the returned proxies as the Board of Directors recommends.

Please date, sign and return the proxy at your earliest convenience.  A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

By Order of the Board of Directors,

Bruce N. Huff
Secretary

Houston, Texas
December 13, 2010

APPENDIX A

FAR EAST ENERGY CORPORATION
2005 STOCK INCENTIVE PLAN

1.  Purpose of the Plan

The purpose of the Plan is to (i) aid the Company and its Subsidiaries and Affiliates in attracting, securing and retaining employees of outstanding ability, (ii) attract members to the Board, (iii) attract consultants to provide services to the Company and its Subsidiaries and Affiliates, as needed, and (iv) motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest, which such persons will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.  Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

Affiliate:  Any entity (i) 20% or more of the voting equity of which is owned or controlled directly or indirectly by the Company, or (ii) that had been a business, division or subsidiary of the Company, the equity of which has been distributed to the Company's stockholders, even if the Company thereafter owns less than 20% of the voting equity.

Award:  An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

Award Agreement:  Any written agreement, contract, or other instrument or document evidencing an Award.

Beneficial Owner or Beneficially Owned:  As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

Board:  The Board of Directors of the Company.

Change of Control:  The occurrence of any of the following events:

(i)  any Person becomes the Beneficial Owner, directly or indirectly, of more than forty percent (40%) of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (B) any acquisition by an entity pursuant to a reorganization, merger or consolidation, unless such reorganization, merger or consolidation constitutes a Change of Control under clause (ii) of this Section 2(g);

(ii)  the consummation of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation sixty percent (60%) or more of the combined voting power of the then-outstanding voting securities of the entity resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation;

(iii)  the (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries, unless the successor entity existing immediately after such sale or disposition is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or disposition;

(iv)  during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(g)(i), (ii) or (iii) of the Plan, (B) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (C) a director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the Outstanding Company Voting Securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(v)  the Board adopts a resolution to the effect that, for purposes hereof, a Change of Control has occurred.

Notwithstanding the foregoing, the definition of Change of Control for any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

Committee:  The Compensation Committee of the Board, or any successor thereto or other committee designated by the Board to assume the obligations of the Committee hereunder, or if no such committee shall be designated or in office, the Board.

Company:  Far East Energy Corporation, a Nevada corporation.

Covered Employee:  An employee of the Company or its Subsidiaries who may be deemed to be a covered employee within the meaning of Section 162(m) of the Code.

Disability:  Inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death, or can be expected to last for a continuous period of not less than 12 months. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

Effective Date:  The date on which the Plan takes effect, as defined pursuant to Section 27 of the Plan.

Fair Market Value:  On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

ISO:  An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

LSAR:  A limited stock appreciation right granted pursuant to Section 8(d) of the Plan.

Other Stock-Based Awards:  Awards granted pursuant to Section 9 of the Plan.

Option:  A stock option granted pursuant to Section 7 of the Plan.

Option Price:  The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

Participant:  An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

Performance-Based Awards:  Other Stock-Based Awards granted pursuant to Section 9(b) of the Plan.

Person:  As such term is used for purposes of Section 13(d)(3) or 14(d)(2) of the Act (or any successor section thereto).

Plan:  The Far East Energy Corporation 2005 Stock Incentive Plan.

Restricted Stock:  Restricted stock granted pursuant to Section 9 of the Plan.

Restricted Stock Unit:  A restricted stock unit representing a right to acquire a fixed number of Shares at a future date, granted pursuant to Section 9 of the Plan.

Securities Act:  The Securities Act of 1933, as amended, or any successor thereto.

Shares:  Shares of common stock, par value $0.001 per Share, of the Company, as adjusted pursuant to Section 10 of the Plan.

Stock Appreciation Right:  A stock appreciation right granted pursuant to Section 8 of the Plan.

Subsidiary:  A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

Termination of Service:  A Participant's termination of service with the Company, its Subsidiaries and Affiliates. A Termination of Service of an employee of the Company or any Subsidiary shall not be deemed to have occurred in the case of sick leave, military leave or any other leave of absence, in each case approved by the Committee or in the case of transfers between locations of the Company or its Subsidiaries. In the case of “specified employees” (as described in Section 409A of the Code), distributions may not be made before the date which is six months after the date of termination of service (or, if earlier, the date of death of the participant). A specified employee is a “key employee” as defined in Section 416(i) of the Code without regard to Paragraph (5), but only if the Company has any stock which is publicly traded on an established securities market or otherwise.

3.  Shares Subject to the Plan

The maximum number of Shares with respect to which Awards may be granted under the Plan shall be 12,500,000 (subject to adjustment in accordance with the provisions of Section 10 hereof), whether pursuant to ISOs or otherwise. Of that number, not more than 2,600,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) will be available for grants under the Plan of ISOs pursuant to Section 7(d) hereof, and not more than 3,900,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) will be available for grants under the Plan of unrestricted Shares, Restricted Stock, Restricted Stock Units or any Other Stock-Based Awards pursuant to Section 9 hereof. The maximum number of Shares with respect to which Awards of any and all types may be granted during a calendar year to any Participant shall be limited, in the aggregate, to 1,500,000 (subject to adjustment in accordance with the provisions of Section 10 hereof). The Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, including Shares acquired by purchase in the open market or in private transactions. If any Awards are forfeited, cancelled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

4.  Administration

(a)  The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the Committee shall consist solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), “outside directors” within the meaning of Section 162(m) of the Code (or any successor section thereto) and satisfy all applicable independence requirements set forth in any applicable stock exchange or market or quotation system in which the Shares are then traded, listed or quoted. Any action permitted to be taken by the Committee may be taken by the Board, in its discretion; provided however that, to the extent required by any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, any Award approved by the Board shall also have been approved by a majority of the Company's independent directors (within the meaning of such exchange or market or quotation system). The Committee may also delegate to a committee consisting of employees of the Company the authority to authorize transfers, establish terms and conditions upon which transfers may be made and establish classes of options eligible to transfer options, as well as to make other determinations with respect to option transfers.

(b)  The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to make any other determinations that it deems necessary or desirable for the administration of the Plan, and to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)  to select Participants to whom Awards may be granted;

(ii)  to determine the type or types of Awards to be granted to each Participant;

(iii)  to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)  to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, exchanged, or surrendered;

(v)  to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vi)  to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, in each case, in the manner and to the extent the Committee deems necessary or desirable; and

(vii)  to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(c)   Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(d)  The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or the exercise of an Award. With the approval of the Committee, the Participant may elect to pay a portion or all of such withholding taxes by  (i) delivery of Shares or (ii) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value on the date of the exercise of an Award sufficient to satisfy the applicable withholding taxes. In addition, with the approval of the Committee, a Participant may satisfy any additional tax that the Participant elects to have the Company withhold by delivering to the Company or its designated representative Shares already owned by the Participant or, in the case of Shares acquired through an employee benefit plan sponsored by the Company or its Subsidiaries, Shares held by the Participant for more than six months.

(e)  If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 200,000 Shares (subject to adjustment in accordance with the provisions of Section 10 hereof) in each calendar year to Participants who are not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto) or Covered Employees; provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

(f)  Notwithstanding the foregoing, a Repricing (as defined below) is prohibited without prior stockholder approval. Subject to compliance with the provisions of the immediately preceding sentence regarding a Repricing, the Committee may, at any time or from time to time: (a) authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards or (b) buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree. The exercise of the authority provided in this Section 4(f) is circumscribed to the extent necessary to avoid the inadvertent application of the interest and additional tax provisions of Section 409A of the Code. For purposes of this Plan, “Repricing” means any of the following or any other action that has the same purpose and effect: (a) lowering the exercise price of an outstanding Option granted under this Plan after it is granted or (b) canceling an outstanding Award granted under this Plan at a time when its exercise or purchase price exceeds the then Fair Market Value of the stock underlying such outstanding Award, in exchange for another Award or a cash payment, unless the cancellation and exchange occurs in connection with a merger, consolidation, sale of substantially all the Company’s assets, acquisition, spin-off or other similar corporate transaction.

5.  Eligibility

Employees of the Company, its Subsidiaries and Affiliates and members of the Board, who are from time to time responsible for, or contributes to, the management, growth and protection of the business of the Company and its Affiliates, and consultants to the Company and its Subsidiaries, are eligible to be granted Awards under the Plan. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant. Notwithstanding any provisions of the Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company or a Subsidiary; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

6.  Limitations

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.  Terms and Conditions of Options

Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award Agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)  Option Price.  The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

 (b)  Exercisability.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)  Exercise of Options.  Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date shall be the date the Company receives a written notice of exercise in accordance with the terms of the Award Agreement and full payment for the Shares with respect to which the Option is exercised, together with (i) any other agreements required by the terms of the Plan and/or Award Agreement or as required by the Committee, and (ii) payment by the Participant of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that, such Shares have been held by the Participant for no less than six months, (C) partly in cash and partly in such Shares, (D) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, or (E) through such other means as shall be prescribed in the Award Agreement.

(d)  ISOs.  The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). Unless otherwise permitted under Section 422 of the Code (or any successor section thereto), no ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. Notwithstanding Section 5 of the Plan, ISOs may be granted solely to employees of the Company and its Subsidiaries.

(e)  Exercisability Upon Termination of Service by Death or Disability.  Upon a Termination of Service by reason of death or Disability, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or Termination of Service due to Disability (subject to any earlier termination of the Option as provided by its terms), by the Participant in the case of Disability, or in the case of death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case only to the extent the Participant was entitled to exercise the Option on the date of his or her Termination of Service by death or Disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination of Service by death or Disability, or if he or she doe not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of an Option, with the consent of the Participant, extend the period of time during which the Participant may exercise his or her Option following the date of Termination of Service due to death or Disability; provided, however, that the maximum period of time during which an Option shall be exercisable following the date of Termination of Service due to death or Disability shall not exceed the original term of such Option as set forth in the Award Agreement and that notwithstanding any extension of time during which an Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Participant was entitled to exercise the Option on the date of Termination of Service due to death or Disability. Any such extension shall be designed to conform to the requirements of Section 409A of the Code so as to avoid the imposition of the additional income tax.

(f)  Effect of Other Termination of Service.  Upon a Termination of Service for any reason (other than death or Disability), an unexercised Option may thereafter be exercised during the period ending 90 days after the date of such Termination of Service, but only to the extent to which such Option was vested and exercisable at the time of such Termination of Service. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options held by a Participant if such Participant's Termination of Service is without “cause” (as such term is defined by the Committee in its sole discretion) by the Company.

(g)  Nontransferability of Stock Options.  Except as otherwise provided in this Section 7(g), an Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and during the lifetime of a Participant an Option shall be exercisable only by the Participant. An Option exercisable after the death of a Participant or a transferee pursuant to the following sentence may be exercised by the legatees, personal representatives or distributees of the Participant or such transferee. The Committee may, in its discretion, authorize all or a portion of the Options previously granted or to be granted to a Participant, other than ISOs, to be on terms which permit irrevocable transfer for no consideration by such Participant to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, of the Participant, any trust in which these persons have more than 50% of the beneficial interest, any foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests (“Eligible Transferees”), provided that (i) the Award Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 7(g) and (ii) subsequent transfers of transferred Options shall be prohibited except those in accordance with the first sentence of this Section 7(g). The Committee may, in its discretion, amend the definition of Eligible Transferees to conform to the coverage rules of Form S-8 under the Securities Act (or any comparable or successor registration statement) from time to time in effect. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of Termination of Service of Sections 7(e) and 7(f) hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, in Sections 7(e) and 7(f).

8.  Terms and Conditions of Stock Appreciation Rights

(a)  Grants.  The Committee also may grant a Stock Appreciation Right, independent of an Option, with respect to Shares that are traded or listed on an established stock exchange or market or quotation system.

(b)  Terms.  The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges or market or quotation systems. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant to exercise the Stock Appreciation Right in whole or in part and, upon such exercise, to receive from the Company an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the portion of the Stock Appreciation Right so exercised. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised.

(c)  Limitations.  The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

(d)  Limited Stock Appreciation Rights.  The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash as soon as practicable after the occurrence of the specified contingent event (but not later than March 15 of the year following the year in which such contingent event occurs) and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term “Stock Appreciation Right” is used in the Plan, such term shall include LSARs.

9.  Other Stock-Based Awards

(a)  Generally.  The Committee, in its sole discretion, may grant Awards of unrestricted Shares, Restricted Stock, Restricted Stock Units and other Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (collectively, “Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Awards will be made, (ii) the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, (iii) whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and (iv) all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof).

(b)  Performance-Based Awards.  Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted to Covered Employees in a manner that will enable the Company to deduct any amount paid by the Company under Section 162(m) of the Code (or any successor section thereto) (“Performance-Based Awards”). A Covered Employee's Performance-Based Award shall be determined based on the attainment of one or more pre-established, objective performance goals established in writing by the Committee, for a performance period established by the Committee, (i) at a time when the outcome for that performance period is substantially uncertain and (ii) not later than 90 days after the commencement of the performance period to which the performance goal relates, but in no event after 25% of the relevant performance period has elapsed. The performance goals shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xix) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates, Subsidiaries or one or more of its divisions, units, minority investments, partnerships, joint ventures, product lines or products or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items or accounting changes. The maximum amount of a Performance-Based Award to any Covered Employee with respect to a fiscal year of the Company shall be $1,000,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Covered Employee and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Covered Employee may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Covered Employee at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Covered Employee may, if and to the extent permitted by the Committee and consistent with the provisions of Sections 162(m) and 409A of the Code, elect to defer payment of a Performance-Based Award.

(c)  Terms and Conditions of Restricted Stock and Restricted Stock Units.

(i)  Grant.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement in form approved by the Committee. The vesting of a Restricted Stock Award or Restricted Stock Unit granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or a Subsidiary, upon attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)  Receipt of Restricted Stock.  As soon as practicable after an Award of Restricted Stock has been made to a Participant, there shall be registered in the name of such Participant or of a nominee the number of Shares of Restricted Stock so awarded. Except as provided in the applicable Award Agreement, no Shares of Restricted Stock may be assigned, transferred or otherwise encumbered or disposed of by the Participant until such Shares have vested in accordance with the terms of such Award Agreement. If and to the extent that the applicable Award Agreement so provides, a Participant shall have the right to vote and receive dividends on the Shares of Restricted Stock granted to him or her under the Plan. Unless otherwise provided in the applicable Award Agreement, any Shares received as a dividend on such Restricted Stock or in connection with a stock split of the Shares of Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(iii)  Payments Pursuant to Restricted Stock Units.  Restricted Stock Units may not be assigned, transferred or otherwise encumbered or disposed of by the Participant until such Restricted Stock Units have vested in accordance with the terms of the applicable Award Agreement. Upon the vesting of the Restricted Stock Unit, certificates for Shares shall be delivered to the Participant or his legal representative on the last business day of the calendar quarter in which such vesting event occurs or as soon thereafter as practicable (but not later than March 15 of the calendar year following the year in which vesting occurs), in a number equal to the Shares covered by the Restricted Stock Unit.

(iv)  Effect of Termination of Service.  Upon a Termination of Service for any reason, the Participant shall only be entitled to the Restricted Stock or Restricted Stock Units vested at the time of such Termination of Service, and the Participant's unvested Restricted Stock and Restricted Stock Units shall be forfeited. Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Restricted Stock or Restricted Stock Units held by the Participant if such Participant's Termination of Service is without “cause” (as such term is defined by the Committee in its sole discretion) by the Company.

10.  Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)  Generally.  Subject to any required action by the stockholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Company's common stock) or reclassification of the Company's common stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than increases pursuant to the issuance of Other Stock-Based Awards under Section 9 of the Plan); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee's determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

(b)  Change of Control.  In the event of a Change of Control, if the Committee makes no provision for the assumption of outstanding Awards by the successor corporation, then the Award Agreement shall provide whether (i) none, all or a portion of each Award shall vest, (ii) any Option shall terminate as of a date fixed by the Committee which is at least 30 days after the notice thereof to the Participant and shall give each Participant the right to exercise his or her Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable, or (iii) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Committee.

11.  “Lockup” Agreement

The Committee may in its discretion specify upon granting an Award that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issued pursuant to the exercise of such Award, without the prior written consent of the Company or such underwriters, as the case may be.

12.  Limitation of Liability

Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

13.  Amendments or Termination

(a)  The Board or the Committee may terminate or discontinue the Plan at any time. The Board or the Committee may amend, modify or alter the Plan at any time, but no amendment, modification or alteration shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, change the maximum number of Shares for which Awards may be granted to any Participant or modify the Plan in any other way to the extent stockholder approval is required by the rules of any stock exchange or market or quotation system on which the Shares are traded, listed or quoted, or (b) without the consent of a Participant, would impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board or the Committee may amend or modify the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code (including, but not limited to, Sections 162(m) to preserve the deductibility of Awards and 409A to comply with its requirements so as to ensure any amounts paid or payable hereunder are not subject to the additional 20% income tax thereunder) or other applicable laws. Notwithstanding anything to the contrary herein, neither the Committee nor the Board may amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change of Control.

(b)  Except as provided in Section 10 of the Plan or expressly provided under the Plan, any amendment, modification, termination or discontinuance of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, modified, terminated or discontinued, unless mutually agreed otherwise between the Participant and the Company, which agreement shall be in writing and signed by the Participant and the Company.

14.  International Participants

The Committee may delegate to another committee, as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee deems necessary or advisable to comply with any government laws or regulatory requirements of a foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, or establishing any local country plans as sub-plans to the Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as to conform with or take advantage of governmental requirements, statutes or regulations.

15.  No Right to Continued Employment or Service

Neither the Plan nor the granting of an Award under the Plan shall impose any obligation on the Company, a Subsidiary or any Affiliate to continue the employment or service of a Participant or lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate the employment or service of such Participant.

16.  Not Compensation for Benefit Plans

No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

17.  Unfunded Status of Awards

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

18.  Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19.  Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

20.  Nontransferability of Awards

Except as provided in Section 7(g) of the Plan, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 20 or any part thereof (except with respect to ISOs) to the extent that this Section 20 or any part thereof is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

21.  No Rights to Awards, No Stockholder Rights

No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any rights to dividends or other rights of a stockholder with respect to Shares subject to an Award unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award and, if applicable, the satisfaction of any other conditions imposed by the Committee pursuant to the Plan.

22.  No Fractional Shares

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, including on account of any action under Section 10 of the Plan. In the case of Awards to Participants, the Committee shall determine, in its discretion, whether cash, other Awards, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.  Compliance with Legal and Trading Requirements

The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or market or quotation system upon which the Shares are then listed, traded or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market or quotation system listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, including the Securities Act and the Act, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law.

24.  Severability

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

25.  Choice of Law

The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in the State of Texas without regard to conflict of laws principles.

26.  Conflict

To the extent the provisions of the Plan conflicts with the terms and conditions of any written agreement between the Company and a Participant, the terms and conditions of such agreement shall control.

27.  Effectiveness of the Plan; Term

The Plan shall be effective upon its approval by the stockholders at the 2005 Annual Meeting of stockholders of the Company. The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated under Section 13 of the Plan.

PROXY

FAR EAST ENERGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
JANUARY 12, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

ANNUAL MEETING OF STOCKHOLDERS OF
FAR EAST ENERGY CORPORATION

The undersigned hereby (1) acknowledges receipt of the notice, dated December 13, 2010, of the Annual Meeting of Stockholders of Far East Energy Corporation (herein called the “Company”) to be held on Wednesday, January 12, 2011, at 10:00 a.m., local time, at Crowne Plaza Greenspoint Hotel, 425 N. Sam Houston Parkway East, Houston, Texas  77060 and the proxy statement, also dated December 13, 2010, in connection therewith, and (2) constitutes and appoints Michael R. McElwrath and Bruce N. Huff, and each of them (if only one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place and stead of the undersigned, to vote, and act with respect to, all of the shares of common stock, par value $0.001 per share, of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment thereof.  The Board of Directors of the Company recommends a vote FOR election of its seven nominees for directors set forth below, FOR reapproval of the Company’s 2005 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code and FOR the ratification of JonesBaggett LLP as the Company’s independent registered public accounting firm.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.   ☒

1. Election of Directors:	For	Withhold		For	Withhold

Nominees:
(1) Donald A. Juckett	☐	☐	(5) John C. Mihm	☐	☐

(2) Michael R. McElwrath	☐	☐	(6) Lucian L. Morrison	☐	☐

(3) William A. Anderson	☐	☐	(7) Thomas E. Williams	☐	☐

(4) C.P. Chiang	☐	☐

2.
Proposal to reapprove the Far East Energy Corporation 2005 Stock Incentive Plan, including the material terms of the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code
		☐ For	☐ Against	☐ Abstain

3.	Proposal to ratify the appointment of JonesBaggett LLP as the Company’s independent registered public accounting firm	☐ For	☐ Against	☐ Abstain

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3.  Discretion will be used with respect to such other matters as may properly come before the meeting or at any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE ☐
AND NOTE BELOW

Date: , 201_

Signature of Stockholder(s)

When shares are held by joint tenants, both should sign.  When signing as an agent, attorney, administrator, executor, guardian or trustee, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer who should indicate his title.  If a partnership, please sign in partnership name by authorized person.  Please date, sign and mail this proxy card in the enclosed envelope.  No postage is required if mailed in the United States.

EVERY VOTE IS IMPORTANT.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.